UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2021

Date of reporting period: October 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.20

SEMI-ANNUAL REPORT

AB CORPORATE INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 15, 2020

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the semi-annual reporting period ended October 31, 2020. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB CORPORATE INCOME SHARES	7.61%	8.02%

Bloomberg Barclays US Credit Bond Index	4.80%	6.66%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Credit Bond Index, for the six- and 12-month periods ended October 31, 2020.

During the six-month period, the Fund outperformed the benchmark. Security selection was the primary contributor, relative to the benchmark, mostly within the banking, technology, energy, real estate investment trusts (“REITs”), electric and consumer-noncyclical sectors. Industry exposure also contributed due to positions in energy, automotive and REITs, which more than offset a loss in sovereign bonds. The Fund’s longer-than-benchmark duration contributed, as rates rallied in the period. Overall yield-curve positioning and the shape of the Fund’s yield curve were minor detractors from performance.

During the 12-month period, the Fund outperformed the benchmark. The Fund’s longer-than-benchmark duration contributed most, as rates rallied in the period. Yield-curve positioning also contributed, as positioning along the three- to six-year and seven- to 10-year parts of the curve more than offset positioning in the one- to two-year and longer-than-10-year parts of the yield curve. Security selection was also positive, mostly from gains within the technology, consumer cyclicals–retail, consumer noncyclical and basic sectors, which were greater than losses in consumer cyclicals–other and banking. Industry allocation contributed, mainly in cash, investment-grade credit default swap derivatives and the banking sector, while energy and REITs detracted.

The Fund utilized derivatives in the form of futures and interest rate swaps for hedging purposes, which detracted from absolute returns for the six-month period and added for the 12-month period. Credit default swaps

2 | AB CORPORATE INCOME SHARES	abfunds.com

were used for investment purposes, which added to returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive yet volatile over the six-month period ended October 31, 2020. Government bonds advanced modestly. Emerging- and developed-market high-yield corporate bonds led gains, followed by emerging- and developed-market investment-grade corporates, as investors searched for higher yields in a period of falling interest rates. Corporate bonds in the US outperformed their European counterparts. Emerging-market local bonds also rebounded, and securitized assets provided positive, yet muted, results. The US dollar fell against all major developed-market currencies and a majority of emerging-market currencies. Brent crude oil prices rose 90% from recent historic lows as economies started to open up and rebound.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

abfunds.com	AB CORPORATE INCOME SHARES | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates could magnify the risks associated with changes in interest rates. During periods of very low or negative interest rates, the Fund’s returns may be adversely affected.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

4 | AB CORPORATE INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB CORPORATE INCOME SHARES | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

NAV Returns

1 Year	8.02%

5 Years	6.09%

10 Years	5.45%

AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2020 (unaudited)

NAV Returns

1 Year	8.83%

5 Years	6.21%

10 Years	5.47%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

6 | AB CORPORATE INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,076.10	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB CORPORATE INCOME SHARES | 7

PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $182.1

1

All data are as of October 31, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

8 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 90.9%
Industrial – 50.6%
Basic – 2.3%
Anglo American Capital PLC 5.375%, 04/01/2025(a)	$515	$593,913
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)	246	262,913
4.50%, 08/01/2024	200	217,500
Glencore Funding LLC 1.625%, 09/01/2025(a)	531	528,175
4.625%, 04/29/2024(a)	175	192,469
Industrias Penoles SAB de CV 4.15%, 09/12/2029(a)	300	329,531
Inversiones CMPC SA 3.85%, 01/13/2030(a)	210	228,273
LYB International Finance III LLC 2.875%, 05/01/2025	340	365,038
LyondellBasell Industries NV 4.625%, 02/26/2055	102	113,703
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)	38	38,112
2.30%, 11/01/2030(a)	210	211,512
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	848	915,721
Sherwin-Williams Co. (The) 3.125%, 06/01/2024	62	67,008
Suzano Austria GmbH 3.75%, 01/15/2031	92	94,033

		4,157,901

Capital Goods – 0.8%
CNH Industrial Capital LLC 1.95%, 07/02/2023	320	325,533
General Electric Co. 3.45%, 05/01/2027	26	27,543
4.25%, 05/01/2040	130	136,639
5.875%, 01/14/2038	384	462,386
Series G
3.10%, 01/09/2023	214	224,319
Raytheon Technologies Corp. 3.125%, 07/01/2050	230	242,487
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	61	64,757
4.40%, 03/15/2024	39	42,559

		1,526,223

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Communications - Media – 6.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049	$309	$361,391
5.375%, 05/01/2047	519	620,205
Comcast Corp. 2.45%, 08/15/2052	57	52,474
2.80%, 01/15/2051	135	133,546
3.25%, 11/01/2039	568	627,475
3.90%, 03/01/2038	215	254,145
4.049%, 11/01/2052	44	53,943
4.60%, 10/15/2038	85	108,073
4.65%, 07/15/2042	498	642,281
6.45%, 03/15/2037	436	648,219
Fox Corp. 3.05%, 04/07/2025	23	25,037
3.50%, 04/08/2030	180	201,222
5.576%, 01/25/2049	422	575,329
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030	601	722,426
Omnicom Group, Inc. 4.20%, 06/01/2030	1,042	1,215,774
Prosus NV 3.68%, 01/21/2030(a)	210	227,784
Thomson Reuters Corp. 5.65%, 11/23/2043	280	365,210
Time Warner Entertainment Co. LP 8.375%, 03/15/2023	987	1,154,089
ViacomCBS, Inc. 3.50%, 01/15/2025	21	22,902
3.70%, 06/01/2028	520	577,507
4.20%, 05/19/2032	225	259,213
4.95%, 01/15/2031	337	408,508
Walt Disney Co. (The) 2.75%, 09/01/2049	205	198,110
3.00%, 09/15/2022	265	277,794
3.35%, 03/24/2025	131	145,124
3.60%, 01/13/2051	429	477,348
4.00%, 10/01/2023	40	43,548
5.40%, 10/01/2043	180	249,174
6.15%, 02/15/2041	110	161,321
6.40%, 12/15/2035	161	239,384
8.875%, 04/26/2023	125	148,625
Weibo Corp. 3.50%, 07/05/2024	373	389,086

		11,586,267

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 3.5%
AT&T, Inc. 2.75%, 06/01/2031	$705	$730,578
3.30%, 02/01/2052	135	124,151
3.50%, 09/15/2053(a)	929	884,064
3.55%, 09/15/2055(a)	105	99,356
3.65%, 06/01/2051	384	376,044
4.30%, 02/15/2030	587	684,653
4.35%, 03/01/2029	370	430,588
6.55%, 01/15/2028	130	162,995
Corning, Inc. 4.75%, 03/15/2042	465	566,547
Rogers Communications, Inc. 4.50%, 03/15/2043	4	4,832
T-Mobile USA, Inc. 3.875%, 04/15/2030(a)	570	640,805
Verizon Communications, Inc. 4.00%, 03/22/2050	244	295,418
4.272%, 01/15/2036	586	717,059
4.862%, 08/21/2046	571	758,579

		6,475,669

Consumer Cyclical - Automotive – 2.7%
BMW US Capital LLC 3.90%, 04/09/2025(a)	378	421,341
Cummins, Inc. 2.60%, 09/01/2050	386	369,082
General Motors Co. 5.95%, 04/01/2049	95	116,476
General Motors Financial Co., Inc. 3.50%, 11/07/2024	798	844,643
4.15%, 06/19/2023	116	123,564
4.30%, 07/13/2025	418	456,013
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)	824	868,776
Hyundai Capital America 5.875%, 04/07/2025(a)	160	186,613
Lear Corp. 3.50%, 05/30/2030	40	41,654
3.80%, 09/15/2027	406	433,937
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)	285	285,824
Toyota Motor Credit Corp. 2.90%, 03/30/2023	364	385,767
Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(a)	285	310,265

		4,843,955

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 1.0%
Las Vegas Sands Corp. 2.90%, 06/25/2025	$695	$688,842
3.20%, 08/08/2024	573	579,601
Marriott International, Inc./MD 3.60%, 04/15/2024	213	219,573
3.75%, 10/01/2025	195	200,447
Series EE
5.75%, 05/01/2025	210	233,818

		1,922,281

Consumer Cyclical - Restaurants – 0.2%
McDonald’s Corp. 4.70%, 12/09/2035	230	294,066

Consumer Cyclical - Retailers – 2.6%
Advance Auto Parts, Inc. 1.75%, 10/01/2027	57	56,620
3.90%, 04/15/2030	449	506,598
AutoNation, Inc. 4.75%, 06/01/2030	70	82,126
Costco Wholesale Corp. 2.30%, 05/18/2022	263	270,714
Dollar General Corp. 3.25%, 04/15/2023	61	64,628
Home Depot, Inc. (The) 5.875%, 12/16/2036	40	59,235
PVH Corp. 4.625%, 07/10/2025	152	160,314
Ralph Lauren Corp. 2.95%, 06/15/2030	995	1,031,884
Ross Stores, Inc. 4.70%, 04/15/2027	160	188,048
4.80%, 04/15/2030	115	140,819
5.45%, 04/15/2050	215	286,722
Target Corp. 2.90%, 01/15/2022	263	271,219
TJX Cos., Inc. (The) 4.50%, 04/15/2050	647	859,876
VF Corp. 2.40%, 04/23/2025	88	93,472
2.80%, 04/23/2027	101	109,056
2.95%, 04/23/2030	489	530,379

		4,711,710

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Non - Cyclical – 10.1%
AbbVie, Inc. 4.05%, 11/21/2039(a)	$80	$91,839
4.25%, 11/21/2049(a)	135	157,804
4.40%, 11/06/2042	185	219,713
4.75%, 03/15/2045(a)	118	144,647
4.875%, 11/14/2048	541	686,139
Altria Group, Inc. 3.40%, 05/06/2030	180	195,365
4.80%, 02/14/2029	586	687,513
5.95%, 02/14/2049	190	251,817
Amgen, Inc. 3.375%, 02/21/2050	215	228,463
4.663%, 06/15/2051	375	484,875
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	448	539,934
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 04/15/2048-06/01/2060	503	599,236
4.95%, 01/15/2042	490	602,019
BAT Capital Corp. 2.259%, 03/25/2028	597	596,499
4.39%, 08/15/2037	333	356,876
4.906%, 04/02/2030	529	616,650
Biogen, Inc. 3.15%, 05/01/2050	710	686,911
Bristol-Myers Squibb Co. 3.55%, 08/15/2022	256	270,344
4.55%, 02/20/2048	768	1,016,225
Cigna Corp. 3.00%, 07/15/2023	71	75,371
4.80%, 08/15/2038-07/15/2046	783	976,526
7.875%, 05/15/2027	53	70,829
Coca-Cola Co. (The) 2.50%, 03/15/2051	215	212,618
CommonSpirit Health 4.35%, 11/01/2042	44	48,023
CVS Health Corp. 3.875%, 07/20/2025	308	345,853
4.10%, 03/25/2025	11	12,403
4.78%, 03/25/2038	811	980,142
5.125%, 07/20/2045	325	411,473
Danaher Corp. 4.375%, 09/15/2045	260	335,223
Gilead Sciences, Inc. 0.75%, 09/29/2023	271	271,645
2.60%, 10/01/2040	490	474,482
4.50%, 02/01/2045	80	98,139

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.80%, 04/01/2044	$145	$184,455
5.65%, 12/01/2041	105	146,974
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)	320	321,100
Kraft Heinz Foods Co. 3.95%, 07/15/2025	301	325,869
Leggett & Platt, Inc. 4.40%, 03/15/2029	511	570,828
Merck & Co., Inc. 4.00%, 03/07/2049	113	142,512
Mylan, Inc. 4.20%, 11/29/2023	692	756,951
PepsiCo, Inc. 1.70%, 10/06/2021	271	274,379
Perrigo Finance Unlimited Co. 4.375%, 03/15/2026	420	467,796
Pfizer, Inc. 4.125%, 12/15/2046	112	142,356
Smithfield Foods, Inc. 3.35%, 02/01/2022(a)	65	66,006
Sysco Corp. 6.60%, 04/01/2050	250	351,730
Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030	586	589,323
Universal Health Services, Inc. 2.65%, 10/15/2030(a)	497	495,584
Wyeth LLC 5.95%, 04/01/2037	264	386,596
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030	350	388,003

		18,356,058

Energy – 8.0%
Boardwalk Pipelines LP 3.40%, 02/15/2031	140	134,637
4.80%, 05/03/2029	304	325,551
BP Capital Markets America, Inc. 3.00%, 02/24/2050	670	632,446
Ecopetrol SA 5.875%, 09/18/2023-05/28/2045	89	97,854
Enable Midstream Partners LP 5.00%, 05/15/2044	41	33,856
Enbridge, Inc. 3.125%, 11/15/2029	115	121,303
Energy Transfer Operating LP 4.20%, 04/15/2027	47	48,739
5.25%, 04/15/2029	415	449,599
6.25%, 04/15/2049	393	415,252

14 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Eni SpA 4.25%, 05/09/2029(a)	$247	$279,552
Enterprise Products Operating LLC 3.70%, 01/31/2051	130	129,840
4.20%, 01/31/2050	449	480,403
4.80%, 02/01/2049	85	98,580
4.90%, 05/15/2046	45	51,255
EOG Resources, Inc. 4.375%, 04/15/2030	74	87,288
Exxon Mobil Corp. 4.114%, 03/01/2046	524	604,748
4.327%, 03/19/2050	115	138,806
Husky Energy, Inc. 4.40%, 04/15/2029	712	724,083
Marathon Petroleum Corp. 5.125%, 12/15/2026	596	681,735
MPLX LP 2.65%, 08/15/2030	713	687,061
4.125%, 03/01/2027	180	197,032
Newfield Exploration Co. 5.375%, 01/01/2026	610	573,400
Noble Energy, Inc. 4.20%, 10/15/2049	110	131,217
6.00%, 03/01/2041	113	158,734
ONEOK, Inc. 2.75%, 09/01/2024	99	101,007
5.20%, 07/15/2048	295	289,277
6.35%, 01/15/2031	500	580,475
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	51	48,969
3.60%, 11/01/2024	461	474,115
4.50%, 12/15/2026	341	362,101
Sabine Pass Liquefaction LLC 5.625%, 04/15/2023	452	493,819
Shell International Finance BV 3.25%, 04/06/2050	705	727,560
3.75%, 09/12/2046	125	137,805
Suncor Energy, Inc. 3.10%, 05/15/2025	455	486,613
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026	170	175,899
5.35%, 05/15/2045	145	138,075
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)	265	269,058
Total Capital International SA 3.127%, 05/29/2050	205	205,974

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

TransCanada PipeLines Ltd. 4.10%, 04/15/2030	$534	$606,378
4.75%, 05/15/2038	50	59,336
Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030(a)	648	694,883
7.85%, 02/01/2026	325	417,238
Valero Energy Corp. 2.85%, 04/15/2025	394	405,174
7.50%, 04/15/2032	318	417,299
Williams Cos., Inc.(The) 6.30%, 04/15/2040	130	157,655

		14,531,681

Services – 2.2%
Amazon.com, Inc. 2.50%, 11/29/2022	261	271,310
4.25%, 08/22/2057	107	141,380
Booking Holdings, Inc. 4.625%, 04/13/2030	810	959,356
eBay, Inc. 2.75%, 01/30/2023	62	64,857
3.60%, 06/05/2027	421	470,838
Expedia Group, Inc. 6.25%, 05/01/2025(a)	73	80,270
IHS Markit Ltd. 4.00%, 03/01/2026(a)	76	84,496
Moody’s Corp. 3.25%, 05/20/2050	177	184,507
5.25%, 07/15/2044	356	478,282
PayPal Holdings, Inc. 3.25%, 06/01/2050	637	691,049
Verisk Analytics, Inc. 5.50%, 06/15/2045	486	670,651

		4,096,996

Technology – 9.5%
Analog Devices, Inc. 2.95%, 04/01/2025	36	39,094
Apple, Inc. 2.50%, 02/09/2022	264	270,877
2.55%, 08/20/2060	210	203,664
2.65%, 05/11/2050	170	172,693
4.45%, 05/06/2044	881	1,173,853
Autodesk, Inc. 3.50%, 06/15/2027	605	681,417
Baidu, Inc. 3.075%, 04/07/2025	265	281,265

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028	$63	$67,748
3.875%, 01/15/2027	342	378,067
Broadcom, Inc. 3.459%, 09/15/2026	872	951,971
4.11%, 09/15/2028	596	664,129
4.25%, 04/15/2026	332	373,417
Dell International LLC/EMC Corp. 4.90%, 10/01/2026(a)	546	621,747
6.02%, 06/15/2026(a)	513	607,966
Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	463	471,732
Honeywell International, Inc. 0.483%, 08/19/2022	271	271,344
HP, Inc. 3.00%, 06/17/2027	473	507,647
Infor, Inc. 1.75%, 07/15/2025(a)	95	97,639
Intel Corp. 4.75%, 03/25/2050	235	320,559
4.90%, 07/29/2045	195	267,729
International Business Machines Corp. 2.875%, 11/09/2022	365	383,159
2.95%, 05/15/2050	360	363,168
4.25%, 05/15/2049	210	259,379
KLA Corp. 3.30%, 03/01/2050	215	225,415
5.00%, 03/15/2049	247	326,801
Lam Research Corp. 2.875%, 06/15/2050	829	858,753
3.75%, 03/15/2026	142	163,007
Leidos, Inc. 4.375%, 05/15/2030(a)	486	565,558
Microchip Technology, Inc. 3.922%, 06/01/2021	175	178,313
Micron Technology, Inc. 4.663%, 02/15/2030	455	533,369
Microsoft Corp. 2.375%, 02/12/2022	264	270,640
2.525%, 06/01/2050	601	613,050
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)	296	366,729
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)	24	25,501
3.15%, 05/01/2027(a)	500	541,460
Oracle Corp. 2.50%, 05/15/2022-04/01/2025	480	502,943

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.60%, 04/01/2050	$420	$460,879
3.85%, 04/01/2060	94	106,678
4.00%, 11/15/2047	310	359,960
6.125%, 07/08/2039	254	377,180
QUALCOMM, Inc. 4.30%, 05/20/2047	447	568,562
Texas Instruments, Inc. 1.85%, 05/15/2022	265	270,984
VMware, Inc. 3.90%, 08/21/2027	591	653,167

		17,399,213

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)	131	132,935
Southwest Airlines Co. 5.25%, 05/04/2025	519	575,846

		708,781

Transportation - Railroads – 0.2%
Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	85	109,379
CSX Corp. 3.80%, 04/15/2050	12	14,066
Union Pacific Corp. 3.839%, 03/20/2060	200	227,754

		351,199

Transportation - Services – 0.7%
Aviation Capital Group LLC 3.875%, 05/01/2023(a)	215	215,030
4.375%, 01/30/2024(a)	230	231,631
ERAC USA Finance LLC 3.85%, 11/15/2024(a)	145	159,400
FedEx Corp. 4.05%, 02/15/2048	151	172,966
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.90%, 02/01/2024(a)	300	326,256
4.20%, 04/01/2027(a)	117	131,496

		1,236,779

		92,198,779

Financial Institutions – 36.6%
Banking – 24.4%
American Express Co. 2.50%, 08/01/2022	472	488,265
Banco de Credito del Peru 3.125%, 07/01/2030(a)	304	307,040

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Banco Santander SA 5.179%, 11/19/2025	$600	$683,580
Bank of America Corp. 2.503%, 10/21/2022	214	218,297
2.592%, 04/29/2031	605	633,247
2.831%, 10/24/2051	300	299,646
2.881%, 04/24/2023	360	371,891
4.271%, 07/23/2029	827	971,006
Series L 3.95%, 04/21/2025	1,134	1,264,058
Series X 6.25%, 09/05/2024(b)	175	190,068
Series Z 6.50%, 10/23/2024(b)	53	58,913
Bank of New York Mellon Corp. (The) 3.55% BK, 09/23/2021	212	217,639
Series G 4.70%, 09/20/2025(b)	148	158,424
Barclays PLC 5.20%, 05/12/2026	435	489,767
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)	330	343,613
BBVA USA 3.875%, 04/10/2025	481	514,766
BNP Paribas SA 2.219%, 06/09/2026(a)	365	377,958
BPCE SA 5.15%, 07/21/2024(a)	200	224,090
Capital One Financial Corp. 3.65%, 05/11/2027	345	383,323
3.75%, 03/09/2027	533	595,835
Citigroup, Inc. 3.106%, 04/08/2026	209	225,657
3.875%, 03/26/2025	441	487,301
4.45%, 09/29/2027	1,699	1,961,479
5.50%, 09/13/2025	595	705,384
Citizens Financial Group, Inc. 2.638%, 09/30/2032(a)	769	771,815
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)	615	693,646
Cooperatieve Rabobank UA 3.75%, 07/21/2026	525	587,265
Credit Agricole SA/London 1.907%, 06/16/2026(a)	370	379,002
Credit Suisse Group AG 4.194%, 04/01/2031(a)	657	754,479

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Danske Bank A/S 1.621%, 09/11/2026(a)	$556	$552,447
Deutsche Bank AG/New York NY 3.30%, 11/16/2022	334	346,889
3.95%, 02/27/2023	635	667,836
3.961%, 11/26/2025	555	593,106
Discover Bank 4.682%, 08/09/2028	385	403,753
Discover Financial Services 4.10%, 02/09/2027	670	750,152
DNB Bank ASA 6.50%, 03/26/2022(a)(b)	200	205,852
Goldman Sachs Group, Inc. (The) 3.50%, 04/01/2025	138	152,182
3.75%, 05/22/2025	225	250,274
3.80%, 03/15/2030	979	1,129,159
4.223%, 05/01/2029	482	562,186
4.25%, 10/21/2025	325	369,031
4.411%, 04/23/2039	148	179,784
5.75%, 01/24/2022	346	368,400
5.95%, 01/15/2027	40	49,501
HSBC Holdings PLC 2.013%, 09/22/2028	285	283,911
4.25%, 08/18/2025	632	698,436
4.95%, 03/31/2030	205	248,573
6.875%, 06/01/2021(b)	205	207,601
ING Groep NV 6.875%, 04/16/2022(a)(b)	200	207,046
Intesa Sanpaolo SpA Series XR 3.25%, 09/23/2024(a)	911	959,948
JPMorgan Chase & Co. 2.083%, 04/22/2026	374	390,946
2.956%, 05/13/2031	1,253	1,340,159
3.625%, 12/01/2027	335	373,475
3.882%, 07/24/2038	740	868,915
4.203%, 07/23/2029	325	381,615
8.00%, 04/29/2027	530	724,515
KeyCorp 5.10%, 03/24/2021	319	324,965
Lloyds Banking Group PLC 4.50%, 11/04/2024	592	650,170
Manufacturers & Traders Trust Co. 2.50%, 05/18/2022	315	325,008
Mastercard, Inc. 3.65%, 06/01/2049	175	210,271
3.85%, 03/26/2050	446	556,987
3.95%, 02/26/2048	170	213,131

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mizuho Financial Group Cayman 3 Ltd. 4.60%, 03/27/2024(a)	$1,295	$1,419,825
Morgan Stanley 2.188%, 04/28/2026	143	149,940
2.625%, 11/17/2021	1,060	1,085,154
3.622%, 04/01/2031	145	166,150
3.95%, 04/23/2027	345	389,595
Series F 3.875%, 04/29/2024	55	60,774
Series G 4.431%, 01/23/2030	540	646,947
Natwest Group PLC 5.125%, 05/28/2024	828	911,694
PNC Bank NA 2.45%, 07/28/2022	265	274,211
Santander Holdings USA, Inc. 4.40%, 07/13/2027	1,044	1,162,317
Santander UK Group Holdings PLC 4.75%, 09/15/2025(a)	590	650,788
Societe Generale SA 4.25%, 04/14/2025(a)	243	261,604
4.75%, 11/24/2025(a)	200	220,466
State Street Corp. 3.152%, 03/30/2031	29	32,703
2.653%, 05/15/2023	315	325,760
Truist Financial Corp.
Series P 4.95%, 09/01/2025(b)	993	1,060,802
Series Q 5.10%, 03/01/2030(b)	197	215,260
UBS Group AG 7.125%, 08/10/2021(a)(b)	205	210,123
UniCredit SpA 2.569%, 09/22/2026(a)	360	357,613
Wells Fargo & Co. 2.188%, 04/30/2026	171	177,967
2.393%, 06/02/2028	269	279,330
4.478%, 04/04/2031	910	1,092,710
5.606%, 01/15/2044	560	752,970
Series G 4.30%, 07/22/2027	1,419	1,627,962

		44,436,343

Brokerage – 0.4%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)	221	242,119

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Jefferies Financial Group, Inc. 5.50%, 10/18/2023	$454	$499,018

		741,137

Finance – 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.15%, 02/15/2024	365	361,752
Air Lease Corp. 3.25%, 03/01/2025	179	182,023
Aircastle Ltd. 4.40%, 09/25/2023	342	344,093
5.25%, 08/11/2025(a)	210	208,385
GE Capital Funding LLC 4.40%, 05/15/2030(a)	200	218,580
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035	275	297,294
Harborwalk Funding Trust 5.077%, 02/15/2069(a)	170	208,947
Synchrony Financial 3.70%, 08/04/2026	669	721,543
4.25%, 08/15/2024	58	63,406

		2,606,023

Insurance – 4.5%
Aetna, Inc. 3.875%, 08/15/2047	175	194,135
Alleghany Corp. 3.625%, 05/15/2030	885	990,572
Allstate Corp. (The) Series B 5.75%, 08/15/2053	582	618,113
American International Group, Inc. 3.75%, 07/10/2025	392	439,307
Berkshire Hathaway, Inc. 2.75%, 03/15/2023	395	415,366
Guardian Life Insurance Co. of America (The) 3.70%, 01/22/2070(a)	210	213,385
Humana, Inc. 4.50%, 04/01/2025	378	433,007
MassMutual Global Funding II 0.85%, 06/09/2023(a)	270	272,514
MetLife Capital Trust IV 7.875%, 12/15/2037(a)	150	206,730
MetLife, Inc.
Series C 3.825% (LIBOR 3 Month + 3.58%), 11/30/2020(b)(c)	68	67,233

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series D 5.875%, 03/15/2028(b)	$170	$187,549
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	120	203,563
New York Life Global Funding 2.95%, 01/28/2021(a)	386	388,505
New York Life Insurance Co. 4.45%, 05/15/2069(a)	180	222,649
Peachtree Corners Funding Trust 3.976%, 02/15/2025(a)	110	121,047
Prudential Financial, Inc. 5.20%, 03/15/2044	437	461,166
5.375%, 05/15/2045	260	280,267
5.625%, 06/15/2043	474	505,990
5.875%, 09/15/2042	235	248,458
Reinsurance Group of America, Inc. 3.15%, 06/15/2030	897	979,336
UnitedHealth Group, Inc. 2.875%, 03/15/2022	212	217,981
Voya Financial, Inc. 5.65%, 05/15/2053	470	484,264

		8,151,137

REITS – 5.9%
American Homes 4 Rent LP 4.25%, 02/15/2028	5	5,661
American Tower Corp. 3.125%, 01/15/2027	275	299,200
5.00%, 02/15/2024	525	593,612
Brixmor Operating Partnership LP 3.25%, 09/15/2023	270	280,703
4.05%, 07/01/2030	518	559,611
EPR Properties 5.25%, 07/15/2023	120	116,880
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025	323	353,717
5.375%, 04/15/2026	114	126,747
Healthpeak Properties, Inc. 2.875%, 01/15/2031	519	547,394
Highwoods Realty LP 2.60%, 02/01/2031	821	814,678
Host Hotels & Resorts LP
Series E 4.00%, 06/15/2025	263	272,713
Series I 3.50%, 09/15/2030	491	470,859
Kilroy Realty LP 3.45%, 12/15/2024	40	42,298

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kimco Realty Corp. 2.80%, 10/01/2026	$95	$101,566
Office Properties Income Trust 4.50%, 02/01/2025	350	355,253
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025	108	115,605
5.25%, 01/15/2026	808	893,204
Realty Income Corp. 3.25%, 01/15/2031	285	312,876
Regency Centers LP 3.70%, 06/15/2030	230	250,277
3.75%, 06/15/2024	33	34,991
4.125%, 03/15/2028	195	216,150
Sabra Health Care LP 4.80%, 06/01/2024	710	750,023
5.125%, 08/15/2026	565	617,223
SITE Centers Corp. 4.70%, 06/01/2027	365	383,991
Spirit Realty LP 3.20%, 02/15/2031	385	385,200
4.00%, 07/15/2029	132	138,608
4.45%, 09/15/2026	238	257,407
Ventas Realty LP 3.50%, 02/01/2025	211	228,745
4.125%, 01/15/2026	44	49,418
VEREIT Operating Partnership LP 4.60%, 02/06/2024	1,036	1,116,321
WP Carey, Inc. 4.60%, 04/01/2024	44	48,852

		10,739,783

		66,674,423

Utility – 3.7%
Electric – 3.5%
Abu Dhabi National Energy Co. PJSC 4.375%, 04/23/2025(a)	215	241,673
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	200	211,032
Berkshire Hathaway Energy Co. 2.85%, 05/15/2051(a)	272	267,857
4.25%, 10/15/2050(a)	140	173,201
6.125%, 04/01/2036	100	143,361
Consolidated Edison Co. of New York, Inc. Series 20B 3.95%, 04/01/2050	25	29,688
Dominion Energy, Inc. 3.90%, 10/01/2025	110	124,611

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Duke Energy Corp. 4.20%, 06/15/2049	$423	$513,124
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)	200	205,308
Enel Americas SA 4.00%, 10/25/2026	53	57,180
Enel Chile SA 4.875%, 06/12/2028	62	72,463
Entergy Louisiana LLC 2.90%, 03/15/2051	133	137,840
Exelon Corp. 3.497%, 06/01/2022	94	98,020
Florida Power & Light Co. 3.95%, 03/01/2048	642	807,675
Georgia Power Co. 4.30%, 03/15/2042	340	407,259
Kentucky Utilities Co. 3.30%, 06/01/2050	52	55,966
Nevada Power Co. Series EE 3.125%, 08/01/2050	215	227,186
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	75	80,930
5.65%, 05/01/2079	194	220,093
PacifiCorp 3.30%, 03/15/2051	210	229,673
PSEG Power LLC 8.625%, 04/15/2031	388	562,340
Public Service Co. of New Hampshire 3.60%, 07/01/2049	127	147,155
Sempra Energy 3.80%, 02/01/2038	215	241,576
Southern Power Co. Series F 4.95%, 12/15/2046	77	86,459
Southwestern Public Service Co. 3.75%, 06/15/2049	427	494,701
Virginia Electric & Power Co. 8.875%, 11/15/2038	273	487,103

		6,323,474

Natural Gas – 0.1%
GNL Quintero SA 4.634%, 07/31/2029(a)	200	216,750
NiSource, Inc. 5.65%, 02/01/2045	60	83,215

		299,965

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other Utility – 0.1%
American Water Capital Corp. 3.75%, 09/01/2047	$80	$93,173

		6,716,612

Total Corporates – Investment Grade (cost $159,016,564)		165,589,814

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Chile – 0.6%
Corp. Nacional del Cobre de Chile 3.625%, 08/01/2027(a)	200	218,375
3.70%, 01/30/2050(a)	200	208,437
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)	350	380,800
Empresa Nacional del Petroleo 3.75%, 08/05/2026(a)	200	210,750

		1,018,362

Malaysia – 0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)	225	280,725

Mexico – 0.3%
Petroleos Mexicanos 6.50%, 01/23/2029	240	214,104
6.75%, 09/21/2047	140	108,430
6.95%, 01/28/2060	169	132,158
7.69%, 01/23/2050	80	66,396

		521,088

Panama – 0.3%
Aeropuerto Internacional de Tocumen SA 5.625%, 05/18/2036(a)	200	221,500
Empresa de Transmision Electrica SA 5.125%, 05/02/2049(a)	246	286,897

		508,397

Peru – 0.3%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)	560	568,960

Total Quasi-Sovereigns (cost $2,787,846)		2,897,532

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 1.4%
Industrial – 1.2%
Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 3.81%, 01/09/2024	$395	$394,554

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 11.50%, 04/01/2023(a)	379	417,127

Consumer Non-Cyclical – 0.3%
Newell Brands, Inc. 4.35%, 04/01/2023	548	571,920

Energy – 0.5%
EQM Midstream Partners LP 4.75%, 07/15/2023	295	293,431
Occidental Petroleum Corp. 2.90%, 08/15/2024	319	265,488
3.50%, 08/15/2029	55	39,690
Western Midstream Operating LP 4.65%, 07/01/2026	81	77,608
5.45%, 04/01/2044	149	126,325

		802,542

		2,186,143

Financial Institutions – 0.2%
REITS – 0.2%
Diversified Healthcare Trust 4.75%, 02/15/2028	407	361,530

Total Corporates – Non-Investment Grade (cost $2,569,849)		2,547,673

GOVERNMENTS – SOVEREIGN BONDS – 1.3%
Colombia – 0.5%
Colombia Government International Bond 3.125%, 04/15/2031	562	576,612
5.20%, 05/15/2049	200	240,938

		817,550

Mexico – 0.4%
Mexico Government International Bond 3.90%, 04/27/2025	285	311,309
4.60%, 01/23/2046	200	216,687
4.75%, 03/08/2044	150	165,938

		693,934

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026	$53	$55,650

Qatar – 0.2%
Qatar Government International Bond 4.817%, 03/14/2049(a)	228	304,166

Saudi Arabia – 0.2%
Saudi Government International Bond 3.25%, 10/26/2026(a)	330	359,391

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 01/23/2031	54	65,096

Total Governments – Sovereign Bonds (cost $2,058,749)		2,295,787

Total Investments – 95.2% (cost $166,433,008)		173,330,806
Other assets less liabilities – 4.8%		8,740,357

Net Assets – 100.0%		$182,071,163

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	18	December 2020	$2,831,062	$(31,902)
U.S. T-Note 2 Yr (CBT) Futures	3	December 2020	662,531	(238)
U.S. T-Note 10 Yr (CBT) Futures	4	December 2020	552,875	(4,599)
U.S. Ultra Bond (CBT) Futures	20	December 2020	4,300,000	(103,959)

Sold Contracts
U.S. Long Bond (CBT) Futures	3	December 2020	517,406	4,683
U.S. T-Note 5 Yr (CBT) Futures	15	December 2020	1,884,023	2,238

				$(133,777)

28 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 35, 5 Year Index, 12/20/2025*	1.00%	Quarterly	0.66%	USD	3,280	$60,197	$78,756	$(18,559)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,170	09/09/2021	1.132%	3 Month LIBOR	Semi-Annual/ Quarterly	$(10,591)	$—	$(10,591)
USD	1,070	03/27/2022	2.058%	3 Month LIBOR	Semi-Annual/ Quarterly	(29,618)	—	(29,618)
USD	60	11/04/2044	3 Month LIBOR	3.049%	Quarterly/ Semi-Annual	23,944	—	23,944
USD	60	05/05/2045	3 Month LIBOR	2.562%	Quarterly/ Semi-Annual	17,711	—	17,711
USD	60	06/02/2046	3 Month LIBOR	2.186%	Quarterly/ Semi-Annual	12,878	—	12,878
USD	690	07/15/2046	3 Month LIBOR	1.783%	Quarterly/ Semi-Annual	82,238	—	82,238
USD	270	09/02/2046	3 Month LIBOR	1.736%	Quarterly/ Semi-Annual	28,605	—	28,605
USD	50	11/02/2046	3 Month LIBOR	2.086%	Quarterly/ Semi-Annual	9,738	—	9,738

						$134,905	$—	$134,905

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $28,952,922 or 15.9% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2020.

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

LIBOR – London Interbank Offered Rate

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 29

STATEMENT OF ASSETS & LIABILITIES

October 31, 2020 (unaudited)

Assets
Investments in securities, at value (cost $166,433,008)	$173,330,806
Cash	7,283,774
Cash collateral due from broker	479,989
Receivable for shares of beneficial interest sold	2,028,015
Interest receivable	1,603,529
Receivable for investment securities sold	362,811

Total assets	185,088,924

Liabilities
Payable for investment securities purchased	2,174,004
Dividends payable	392,448
Payable for shares of beneficial interest redeemed	357,368
Payable for variation margin on futures	42,834
Payable for variation margin on centrally cleared swaps	4,410
Other liabilities	46,697

Total liabilities	3,017,761

Net Assets	$182,071,163

Composition of Net Assets
Shares of beneficial interest, at par	$149
Additional paid-in capital	170,743,272
Distributable earnings	11,327,742

$182,071,163

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 14,888,061 common shares outstanding)	$12.23

See notes to financial statements.

30 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2020 (unaudited)

Investment Income
Interest	$2,277,089
Other income	750

Total investment income		$2,277,839

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions(a)		2,163,336
Futures		397,279
Swaps		92,783
Net change in unrealized appreciation/depreciation of:
Investments(b)		4,579,117
Futures		(599,887)
Swaps		(204,852)

Net gain on investment transactions		6,427,776

Net Increase in Net Assets from Operations		$8,705,615

(a)	Net of foreign capital gains taxes of $38,151.

(b)	Net of increase in accrued foreign capital gains taxes of $7,220.

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 31

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30, 2020
Increase in Net Assets from Operations
Net investment income	$2,277,839	$4,935,479
Net realized gain on investment transactions	2,653,398	4,092,280
Net change in unrealized appreciation/depreciation of investments	3,774,378	992,946

Net increase in net assets from operations	8,705,615	10,020,705
Distribution to Shareholders	(2,293,590)	(5,640,743)
Transactions in Shares of Beneficial Interest
Net increase	61,203,771	11,394,931

Total increase	67,615,796	15,774,893
Net Assets
Beginning of period	114,455,367	98,680,474

End of period	$182,071,163	$114,455,367

See notes to financial statements.

32 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$165,589,814		$	– 0	–	$165,589,814
Quasi-Sovereigns		– 0	–	2,897,532			– 0	–	2,897,532
Corporates – Non-Investment Grade		– 0	–	2,547,673			– 0	–	2,547,673
Governments – Sovereign Bonds		– 0	–	2,295,787			– 0	–	2,295,787

Total Investments in Securities		– 0	–	173,330,806			– 0	–	173,330,806
Other Financial Instruments(a):
Assets:
Futures		6,921		– 0	–		– 0	–	6,921	(b)
Centrally Cleared Credit Default Swaps		– 0	–	60,197			– 0	–	60,197	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	175,114			– 0	–	175,114	(b)
Liabilities:
Futures		(140,698)		– 0	–		– 0	–	(140,698	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(40,209)			– 0	–	(40,209	)(b)

Total		$(133,777)		$173,525,908		$	– 0	–	$173,392,131

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a

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NOTES TO FINANCIAL STATEMENTS (continued)

fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

38 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$84,274,824		$30,255,489
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,055,620
Gross unrealized depreciation	(1,175,253)

Net unrealized appreciation	$6,880,367

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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NOTES TO FINANCIAL STATEMENTS (continued)

known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended October 31, 2020, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis,

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NOTES TO FINANCIAL STATEMENTS (continued)

with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates

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NOTES TO FINANCIAL STATEMENTS (continued)

rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2020, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2020, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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NOTES TO FINANCIAL STATEMENTS (continued)

terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$6,921	*	Receivable/Payable for variation margin on futures	$140,698	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	18,559	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	175,114	*	Receivable/Payable for variation margin on centrally cleared swaps	40,209	*

Total		$182,035			$199,466

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$397,279	$(599,887)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,422)	(139,538)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	97,205	(65,314)

Total		$490,062	$(804,739)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2020:

Futures:
Average notional amount of buy contracts	$12,712,850
Average notional amount of sale contracts	$3,822,411
Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,430,000
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,494,286

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Six Months Ended October 31, 2020 (unaudited)		Year Ended April 30, 2020	Six Months Ended October 31, 2020 (unaudited)		Year Ended April 30, 2020

Shares sold	5,571,367		5,009,033	$68,235,597		$57,284,749

Shares issued in reinvestment of dividends and distributions	– 0	–	6	– 0	–	71

Shares redeemed	(580,618)		(3,990,723)	(7,031,826)		(45,889,889)

Net increase	4,990,749		1,018,316	$61,203,771		$11,394,931

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates could magnify the risks associated with changes in interest rates. During the periods of very low or negative interest rates, the Fund’s returns may be adversely affected.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance

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NOTES TO FINANCIAL STATEMENTS (continued)

and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2020.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2021 will be determined at the end of the current fiscal year. The tax

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NOTES TO FINANCIAL STATEMENTS (continued)

character of distributions paid during the fiscal years ended April 30, 2020 and April 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,640,743	$3,601,284

Total distributions paid	$5,640,743	$3,601,284

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,099,643
Accumulated capital and other losses	598,788	(a)
Unrealized appreciation/(depreciation)	2,577,135	(b)

Total accumulated earnings/(deficit)	$5,275,566	(c)

(a)	During the fiscal year, the Fund utilized $1,595,243 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax treatment of swaps.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2020, the Fund had a no short-term capital loss carryforward.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$11.56	$11.11	$10.81	$11.14	$11.19	$11.36

Income From Investment Operations

Net investment income(a)	.20	.44	.44	.39	.38	.39

Net realized and unrealized gain (loss) on investment transactions	.68	.51	.30	(.33)	(.04)	(.16)

Net increase in net asset value from operations	.88	.95	.74	.06	.34	.23

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.45)	(.44)	(.39)	(.39)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.50)	(.44)	(.39)	(.39)	(.40)

Net asset value, end of period	$12.23	$11.56	$11.11	$10.81	$11.14	$11.19

Total Return

Total investment return based on net asset value(b)*	7.61%	8.65%	7.03%	.50%	3.08%	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$182,071	$114,455	$98,680	$84,740	$74,191	$63,342

Ratio to average net assets of:

Net investment income	3.31	%^	3.83%	4.06%	3.47%	3.43%	3.60%

Portfolio turnover rate	23%	87%	140%	73%	79%	59%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended April 30, 2017 by .01%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Shawn E. Keegan(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Mr. Keegan and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an“assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

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paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

abfunds.com	AB CORPORATE INCOME SHARES | 55

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

56 | AB CORPORATE INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB CORPORATE INCOME SHARES | 57

NOTES

58 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB CORPORATE INCOME SHARES | 59

NOTES

60 | AB CORPORATE INCOME SHARES	abfunds.com

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0152-1020

OCT     10.31.20

SEMI-ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 11, 2020

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the semi-annual reporting period ended October 31, 2020. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB IMPACT MUNICIPAL INCOME SHARES	7.56%	2.50%

Bloomberg Barclays Municipal Bond Index	4.99%	3.59%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2020.

The Fund outperformed its benchmark during the six-month period but underperformed for the 12-month period.

For the six-month period, the Fund’s overweight to municipal credit contributed, relative to the benchmark, as credit rebounded from March lows. Security selection within the education and health-care sectors contributed, while selection in mass transit and energy detracted. There were no other noteworthy detractors over the period.

During the 12-month period, the Fund’s overweight to municipal credit detracted, as municipal credit sold off abruptly in March. Security selection within the health-care sector detracted, while selection in mass transit contributed. There were no other significant contributors for the period.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Municipal performance over the six-month period ended October 31, 2020, was positive. According to the Federal Reserve Bank of New York, the US economy stopped contracting in early May, and began a steady recovery through the rest of the summer. With respect to monetary policy,

2 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

the US Federal Reserve (“the Fed”) Board of Governors stated that short-term interest rates were likely to be held at current low levels for the next few years. Consistent with the improving economy and steady monetary policy, municipals regained their footing and have performed exceptionally well following the sharp sell-off in March.

While outflows and a lack of liquidity sparked the sell-off in March, these themes have since largely abated, as investors took comfort in the significant federal support provided to state and local governments. On the monetary side, the Fed established the Municipal Liquidity Facility, which can purchase as much as $500 billion in short-term notes directly from municipalities, helping alleviate near-term liquidity concerns for eligible municipalities. The fiscal side brought issuers additional support in the form of the CARES Act, which included $150 billion to state and local governments, $120 billion to hospitals, $31 billion for education, $25 billion for transportation and $10 billion to airports.

The underlying goal of the Fund is to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in such areas as academic achievement, economic development or the provision of health care. Essentially, the Fund’s Senior Investment Management Team is looking to create a better tomorrow. Inherent in these goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture and the physical and natural sciences.
The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 17.25% and 0.00%, respectively.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and corporate governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

(continued on next page)

4 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in: tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including

6 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates could magnify the risks associated with changes in interest rates. During periods of very low or negative interest rates, the Fund’s returns may be adversely affected.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

NAV Returns

1 Year	2.50%

Since Inception[1]	4.75%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

NAV Returns

1 Year	2.72%

Since Inception[1]	4.93%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,075.60	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 11

PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $351.8

1

All data are as of October 31, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 90.8%
Long-Term Municipal Bonds – 90.8%
American Samoa – 0.4%
American Samoa Economic Development Authority (Territory of American Samoa) 6.00%, 09/01/2023(a)	$1,210	$1,291,336

Arizona – 2.4%
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) 4.00%, 02/01/2050	4,500	4,992,300
5.00%, 02/01/2035	1,100	1,387,309
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) 5.00%, 07/01/2040-07/01/2054(a)	1,815	1,893,573

		8,273,182

California – 8.0%
Alameda Corridor Transportation Authority Series 2016A 5.00%, 10/01/2022	725	778,607
Series 2016B 5.00%, 10/01/2035-10/01/2036	2,095	2,415,428
California Educational Facilities Authority (Mount St. Mary’s University, Inc.) Series 2018A 5.00%, 10/01/2036-10/01/2046	3,155	3,807,655
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2018C 0.48% (LIBOR 1 Month + 0.38%), 08/01/2047(b)	2,000	1,993,980
California Municipal Finance Authority (Healthright 360) Series 2019A 5.00%, 11/01/2039-11/01/2049(a)	5,275	5,563,878
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037-06/01/2054(a)	850	921,452
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2051(a)	250	261,743

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2048-06/01/2056(a)	$2,085	$2,200,991
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 06/01/2048(a)	3,750	3,976,012
California School Finance Authority (Fenton Charter Public Schools) Series 2020A 5.00%, 07/01/2040-07/01/2050(a)	1,125	1,214,149
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2018 5.00%, 08/01/2038(a)	1,000	1,159,090
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.25%, 12/01/2043(a)	2,640	2,980,402
Coalinga-Huron Joint Unified School District BAM Series 2018B 5.00%, 08/01/2048	500	588,820
Port of Los Angeles Series 2014A 5.00%, 08/01/2021	355	366,392

		28,228,599

Colorado – 0.9%
Denver Health & Hospital Authority Series 2019A 4.00%, 12/01/2038-12/01/2040	2,770	3,012,221

Connecticut – 1.2%
City of Bridgeport CT Series 2017A 5.00%, 11/01/2025	525	620,713
BAM Series 2018C 5.00%, 07/15/2036-07/15/2038	1,620	1,933,230
BAM Series 2019A 5.00%, 02/01/2035	1,500	1,825,815

		4,379,758

14 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 1.1%
District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 07/01/2042	$785	$894,374
Series 2017B 5.00%, 07/01/2037	625	722,781
District of Columbia (KIPP DC Public Charter Schools) 4.00%, 07/01/2039	1,000	1,075,240
District of Columbia Water & Sewer Authority Series 2016A 5.00%, 10/01/2035	820	993,455

		3,685,850

Florida – 1.9%
Florida Development Finance Corp. (United Cerebral Palsy of Central Florida, Inc.) Series 2020 5.00%, 06/01/2040-06/01/2050	2,610	2,663,259
School District of Broward County/FL (Broward County School Board/FL COP) Series 2017B 5.00%, 07/01/2032	500	609,360
Series 2019B 5.00%, 07/01/2029	2,750	3,577,612

		6,850,231

Georgia – 0.1%
Atlanta Development Authority The (Atlanta Development Authority Lease) Series 2017 2.061%, 12/01/2021	230	233,765

Illinois – 7.5%
Chicago Transit Authority (Chicago Transit Authority Sales Tax) 5.00%, 12/01/2051	5,085	5,752,152
Chicago Transit Authority Sales Tax Receipts Fund Series 2014 5.25%, 12/01/2049	5,000	5,655,700
Series 2020A 5.00%, 12/01/2045	6,010	7,089,817
Cook County Community College District No. 508 Series 2013 5.25%, 12/01/2043	605	631,305

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

BAM Series 2017 5.00%, 12/01/2047	$620	$716,236
Illinois Finance Authority (University of Illinois) Series 2020I 4.00%, 10/01/2040-10/01/2050	6,250	6,690,363

		26,535,573

Kansas – 0.2%
Seward County Unified School District No. 480 Liberal Series 2017B 5.00%, 09/01/2028	555	664,551

Maryland – 0.3%
Maryland Economic Development Corp. (Bowie State University) 4.00%, 07/01/2050	1,200	1,172,400

Massachusetts – 5.2%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015D 5.00%, 07/01/2044	7,165	7,900,129
Series 2016E 5.00%, 07/01/2037	765	870,035
Series 2017F 5.00%, 07/01/2030	1,475	1,749,084
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 07/01/2036-07/01/2044	4,895	5,688,428
AGM Series 2020C 4.00%, 10/01/2045	1,090	1,225,978
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017A 4.00%, 01/01/2032	825	965,869

		18,399,523

Michigan – 13.3%
Center Line Public Schools Series 2018 5.00%, 05/01/2038	895	1,096,518
City of Detroit MI 5.00%, 04/01/2026-04/01/2037	6,090	6,552,173

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Detroit City School District Series 2020A 5.00%, 05/01/2036-05/01/2040	$4,940	$6,226,115
AGM Series 2005A 5.25%, 05/01/2030	5,000	6,641,850
Downriver Utility Wastewater Authority AGM Series 2018 5.00%, 04/01/2043	1,515	1,809,183
Ferris State University Series 2019A 5.00%, 10/01/2024-10/01/2026	6,185	7,346,298
Flint Hospital Building Authority (Hurley Medical Center) 4.00%, 07/01/2041	3,500	3,653,020
5.00%, 07/01/2031	2,405	2,864,427
Flint Public Library AGM 3.00%, 05/01/2029-05/01/2030	2,260	2,554,441
Grand Rapids Public Schools AGM 5.00%, 11/01/2040	1,800	2,251,800
AGM Series 2017 5.00%, 05/01/2027	200	253,302
Great Lakes Water Authority Water Supply System Revenue Series 2016B 5.00%, 07/01/2046	1,225	1,437,244
Series 2016C 5.00%, 07/01/2026	695	847,212
Series 2020B 5.00%, 07/01/2045-07/01/2049	2,650	3,281,264

		46,814,847

Minnesota – 1.9%
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Hmong College Prep Academy) 5.00%, 09/01/2055	5,000	5,588,050
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Metro Deaf School) Series 2018A 5.00%, 06/15/2048(a)	1,000	1,027,040

		6,615,090

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mississippi – 1.9%
Mississippi Development Bank (City of Meridian MS Water & Sewer Revenue Lease) BAM 4.00%, 07/01/2045-07/01/2050	$5,750	$6,564,652

Missouri – 0.1%
St. Louis Community College District Series 2017 4.00%, 04/01/2035	200	228,426

Montana – 0.7%
City of Missoula MT Water System Revenue Series 2019A 4.00%, 07/01/2037-07/01/2044	2,180	2,506,582

New Hampshire – 1.5%
New Hampshire Business Finance Authority (United States Department of Veterans Affairs Local Lease) 2.872%, 07/01/2035	4,990	5,165,149

New Jersey – 7.4%
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) 4.00%, 07/15/2040-07/15/2050(a)(c)	4,360	4,592,781
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018A 5.00%, 07/01/2050	1,000	1,113,470
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) 4.00%, 11/01/2044	5,500	5,667,310
5.00%, 11/01/2044	6,925	7,776,567
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	1,170	1,297,507
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2015 5.00%, 03/01/2025	3,205	3,763,439

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018C 5.00%, 06/15/2027-06/15/2042	$1,645	$1,864,866

		26,075,940

New York – 9.0%
Build NYC Resource Corp. (Children’s Aid Society (The)) 4.00%, 07/01/2044-07/01/2049	1,150	1,278,850
Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018A 5.50%, 05/01/2048(a)	500	536,770
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) 5.00%, 06/01/2052(a)	2,260	2,407,985
Series 2017A 5.00%, 06/01/2047(a)	725	774,053
Metropolitan Transportation Authority Series 2014D 5.00%, 11/15/2039	4,000	4,152,120
Series 2018B 5.00%, 11/15/2026	2,160	2,333,470
Series 2019F 5.00%, 11/15/2022	2,000	2,037,480
Series 2020C 4.75%, 11/15/2045	7,085	7,496,922
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) 4.00%, 12/01/2046(c)	6,945	7,561,021
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) 5.00%, 06/01/2040(a)	1,265	1,458,140
New York City Housing Development Corp. Series 2017E 1.50%, 05/01/2022	230	233,563
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2034	750	882,825

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020 4.00%, 09/01/2045	$500	$539,400

		31,692,599

North Carolina – 1.5%
North Carolina Central University 4.00%, 04/01/2049	2,270	2,434,961
5.00%, 04/01/2044	2,500	2,937,200

		5,372,161

Ohio – 2.8%
American Municipal Power, Inc. Series 2019A 5.00%, 02/15/2044	2,150	2,619,882
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	4,365	4,916,954
5.25%, 02/15/2047	1,500	1,730,460
County of Darke OH (Wayne Hospital Co. Obligated Group) Series 2019A 5.00%, 09/01/2049	690	723,003

		9,990,299

Oklahoma – 1.5%
Oklahoma County Finance Authority (Oklahoma County Independent School District No. 52 Midwest City-Del City) Series 2018 5.00%, 10/01/2024	1,120	1,311,822
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 08/15/2057	3,365	3,905,049

		5,216,871

Oregon – 0.4%
Tri-County Metropolitan Transportation District of Oregon Series 2017A 5.00%, 10/01/2026	865	1,078,171
Series 2018A 5.00%, 10/01/2029	250	316,302

		1,394,473

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 9.5%
Capital Region Water Water Revenue Series 2018 5.00%, 07/15/2025-07/15/2026	$1,510	$1,809,097
City of Philadelphia PA Water & Wastewater Revenue Series 2018A 5.00%, 10/01/2048	3,050	3,689,615
Series 2019B 5.00%, 11/01/2049	3,095	3,817,559
Series 2020A 5.00%, 11/01/2045	5,000	6,281,200
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2037	825	843,992
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032-07/01/2034	1,115	1,270,561
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2036-05/01/2038	4,010	4,858,639
AGM Series 2017 5.00%, 12/01/2035	200	241,582
Philadelphia Authority for Industrial Development (Russell Byers Charter School) 5.00%, 05/01/2040	1,050	1,151,640
Pittsburgh Water & Sewer Authority AGM Series 2019A 5.00%, 09/01/2044	2,000	2,470,240
School District of the City of Erie (The) AGM Series 2019A 5.00%, 04/01/2031	405	517,140
AGM Series 2019C 5.00%, 04/01/2028-04/01/2029	2,850	3,660,714
State Public School Building Authority (Community College of Philadelphia Foundation) BAM Series 2018 5.00%, 06/15/2021	1,000	1,026,910

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wilkes-Barre Area School District/PA BAM 5.00%, 04/15/2059	$1,620	$1,931,186

		33,570,075

Rhode Island – 2.9%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020A 5.00%, 09/15/2030-09/15/2031	8,000	10,101,455

Texas – 0.3%
El Paso County Hospital District Series 2017 5.00%, 08/15/2037	370	412,280
Newark Higher Education Finance Corp. (Austin Achieve Public Schools, Inc.) Series 2018 5.00%, 06/15/2048	735	744,790

		1,157,070

Utah – 1.2%
Ogden City School District Municipal Building Authority (Ogden City School District) Series 2018 5.00%, 01/15/2038	3,490	4,197,737

Washington – 1.1%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	3,600	3,914,316

West Virginia – 1.5%
Morgantown Utility Board, Inc. BAM Series 2018B 5.00%, 12/01/2043	2,555	3,099,113
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2017A 5.00%, 06/01/2047	1,775	2,067,325

		5,166,438

Wisconsin – 3.1%
Milwaukee Redevelopment Authority (Milwaukee Public Schools Lease) Series 2017 5.00%, 11/15/2025	200	243,202

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (Hmong American Peace Academy Ltd.) 5.00%, 03/15/2050	$1,175	$1,352,272
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	4,430	4,695,003
Wisconsin Public Finance Authority (NC A&T Real Estate Foundation LLC) 5.00%, 06/01/2044	4,450	4,632,539

		10,923,016

Total Municipal Obligations (cost $309,490,944)		319,394,185

CORPORATES – INVESTMENT GRADE – 4.2%
Industrial – 2.4%
Consumer Cyclical - Other – 1.0%
Conservation Fund A Nonprofit Corp. (The) Series 2019 3.474%, 12/15/2029	3,267	3,396,994

Consumer Non-Cyclical – 0.1%
YMCA of Greater New York Series 2018 3.985%, 08/01/2022	500	515,605

Other Industrial – 0.9%
Howard University Series 2020 1.991%, 10/01/2025	1,000	1,024,620
2.516%, 10/01/2025	1,000	1,060,500
2.291%, 10/01/2026	1,000	1,023,340

		3,108,460

Services – 0.4%
Ford Foundation (The) Series 2020 2.415%, 06/01/2050	1,595	1,584,122

		8,605,181

Financial Institutions – 1.8%
Finance – 1.8%
BlueHub Loan Fund, Inc. Series 2020 3.099%, 01/01/2030	1,000	1,006,447

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Low Income Investment Fund Series 2019 3.711%, 07/01/2029	$5,000	$5,408,829

		6,415,276

Total Corporates – Investment Grade (cost $14,362,000)		15,020,457

	Shares
SHORT-TERM INVESTMENTS – 5.7%
Investment Companies – 5.7%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.03%(d)(e)(f) (cost $19,960,413)	19,960,413	19,960,413

Total Investments – 100.7% (cost $343,813,357)		354,375,055
Other assets less liabilities – (0.7)%		(2,574,323)

Net Assets – 100.0%		$351,800,732

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $36,954,398 or 10.5% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2020.

(c)	When-Issued or delayed delivery security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 17.3% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

LIBOR – London Interbank Offered Rates

See notes to financial statements.

24 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $323,852,944)	$334,414,642
Affiliated issuers (cost $19,960,413)	19,960,413
Cash	15,880
Interest receivable	4,041,317
Receivable for shares of beneficial interest sold	1,847,514
Receivable due from Adviser	2,731
Affiliated dividends receivable	554

Total assets	360,283,051

Liabilities
Payable for investment securities purchased	7,524,282
Dividends payable	885,818
Payable for shares of beneficial interest redeemed	72,219

Total liabilities	8,482,319

Net Assets	$351,800,732

Composition of Net Assets
Shares of beneficial interest, at par	$335
Additional paid-in capital	342,436,697
Distributable earnings	9,363,700

$351,800,732

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 33,494,425 common shares outstanding)	$10.50

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 25

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2020 (unaudited)

Investment Income
Interest	$4,634,255
Dividends—Affiliated issuers	11,534
Other income(a)	9,954

Total investment income		$4,655,743

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(721,464)
Net change in unrealized appreciation/depreciation of investments		16,151,538

Net gain on investment transactions		15,430,074

Net Increase in Net Assets from Operations		$20,085,817

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

26 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,655,743	$5,843,359
Net realized loss on investment transactions	(721,464)	(284,986)
Net change in unrealized appreciation/depreciation of investments	16,151,538	(9,721,429)

Net increase (decrease) in net assets from operations	20,085,817	(4,163,056)
Distribution to Shareholders	(4,662,879)	(5,843,379)
Transactions in Shares of Beneficial Interest
Net increase	91,081,135	122,339,075

Total increase	106,504,073	112,332,640
Net Assets
Beginning of period	245,296,659	132,964,019

End of period	$351,800,732	$245,296,659

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 27

NOTES TO FINANCIAL STATEMENTS

October 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level

28 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 29

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

30 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$319,394,185		$	– 0	–	$319,394,185
Corporates – Investment Grade		– 0	–	15,020,457			– 0	–	15,020,457
Short-Term Investments		19,960,413		– 0	–		– 0	–	19,960,413

Total Investments in Securities		19,960,413		334,414,642			– 0	–	354,375,055
Other Financial Instruments(a)		– 0	–	– 0	–		– 0	–	– 0	–

Total		$19,960,413		$334,414,642		$	– 0	–	$354,375,055

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for

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NOTES TO FINANCIAL STATEMENTS (continued)

distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2020, such reimbursement amounted to $9,954.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2020 is as follows:

Fund	Market Value 4/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$15,950	$86,662	$82,652	$19,960	$12

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$122,033,761		$24,953,849
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$13,013,517
Gross unrealized depreciation	(2,451,819)

Net unrealized appreciation	$10,561,698

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended October 31, 2020.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30, 2020	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30, 2020

Shares sold	9,381,836	13,186,982	$97,805,096	$137,610,295

Shares redeemed	(648,719)	(1,472,619)	(6,723,961)	(15,271,220)

Net increase	8,733,117	11,714,363	$91,081,135	$122,339,075

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and

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NOTES TO FINANCIAL STATEMENTS (continued)

adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new

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NOTES TO FINANCIAL STATEMENTS (continued)

investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates could magnify the risks associated with changes in interest rates. During the periods of very low or negative interest rates, the Fund’s returns may be adversely affected.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and

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NOTES TO FINANCIAL STATEMENTS (continued)

industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2020.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2021 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2020 and April 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$169,666	$125,019

Total taxable distributions	169,666	125,019
Tax exempt distributions	5,673,713	2,974,674

Total distributions paid	$5,843,379	$3,099,693

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$610,567
Accumulated capital and other losses	(469,397	)(a)
Unrealized appreciation/(depreciation)	(5,589,840)

Total accumulated earnings/(deficit)	$(5,448,670	)(b)

(a)	As of April 30, 2020, the Fund had a net capital loss carryforward of $469,397.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2020, the Fund had a net short-term capital loss carryforward of $71,511, which may be carried forward for an indefinite period.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30,		September 12, 2017(a) to April 30, 2018
		2020	2019

Net asset value, beginning of period	$ 9.91	$ 10.19	$ 9.79	$ 10.00

Income From Investment Operations

Net investment income(b)	.16	.33	.33	.18

Net realized and unrealized gain (loss) on investment transactions	.59	(.27)	.40	(.22)

Net increase (decrease) in net asset value from operations	.75	.06	.73	(.04)

Less: Dividends

Dividends from net investment income	(.16)	(.34)	(.33)	(.17)

Net asset value, end of period	$ 10.50	$ 9.91	$ 10.19	$ 9.79

Total Return

Total investment return based on net asset value(c)	7.56%	.40%	7.56%	(.44)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$351,801	$245,297	$132,964	$37,341

Ratio to average net assets of:

Net investment income	2.98%^	3.18%	3.35%	2.89%^

Portfolio turnover rate	9%	2%	23%	8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. (Guy) Davidson III(2),^, Vice President Eric A. Glass(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Impact Investment Team. Messrs. Davidson, Glass and Norton are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2017 and calendar year 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-year period ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 45

arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

46 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 47

NOTES

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NOTES

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 49

NOTES

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NOTES

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 51

NOTES

52 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0152-1020

OCT    10.31.20

SEMI-ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 16, 2020

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the semi-annual reporting period ended October 31, 2020. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB MUNICIPAL INCOME SHARES	11.85%	1.93%

Bloomberg Barclays Municipal Bond Index	4.99%	3.59%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2020.

The Fund outperformed the benchmark for the six-month period but underperformed for the 12-month period. The Fund is generally used to provide exposure to lower-rated municipal bonds and longer-duration bonds within separately managed account strategies. The Fund was overweight lower-rated (noninvestment-grade) bonds, relative to the benchmark, which is fully composed of investment-grade bonds. This overweight was beneficial over the six-month period, but detrimental over the 12-month period. The Fund was overweight long-duration bonds, which contributed over both periods.

During the six-month period, the Fund’s overweight to municipal credit contributed, as credit rebounded from March lows. Security selection within the special tax sector contributed. An underweight to the intermediate part of the yield-curve detracted. There were no other noteworthy detractors over the period.

For the 12-month period, the Fund’s overweight to municipal credit detracted, following the sell-off in March. Security selection within the state general obligation bonds sector detracted, while selection in toll roads/transit contributed. An overweight to the long-end of the yield curve contributed.

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The Fund utilized derivatives for hedging purposes in the form of consumer price index swaps, which added to absolute performance for both periods, and interest rate swaps, which had no material impact for the six-month period but detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite record volatility across most financial markets as the COVID-19 pandemic developed last spring, municipal performance was positive over both the six- and 12-month periods ended October 31, 2020. Following the onset of the virus, the US economy quickly contracted; however, according to the Federal Reserve Bank of New York, the US economy stopped contracting in early May, and began a steady recovery through the rest of the summer. With respect to monetary policy, the US Federal Reserve (“the Fed”) Board of Governors stated that short-term interest rates were likely to be held at current low levels for the next few years. Consistent with the improving economy and steady monetary policy, municipals have continued to perform well following the sharp sell-off in March.

While outflows from open-end municipal bond funds and a general lack of liquidity across most markets sparked the sell-off in March, these themes have since largely abated, as investors have taken comfort in the significant federal support provided to state and local governments. On the monetary side, the Fed established the Municipal Liquidity Facility, which can purchase as much as $500 billion in short-term notes directly from municipalities, helping alleviate near-term liquidity concerns for eligible municipalities. The fiscal side brought issuers additional support in the form of the CARES Act, which included $150 billion to state and local governments, $120 billion to hospitals, $31 billion for education, $25 billion for transportation and $10 billion to airports.

The Fund’s Senior Investment Management Team relies on an investment process that combines quantitative and fundamental research to build effective municipal bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2020, the Fund’s percentages of investments in

abfunds.com	AB MUNICIPAL INCOME SHARES | 3

municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.00% and 0.04%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still

abfunds.com	AB MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates could magnify the risks associated with changes in interest rates. During periods

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DISCLOSURES AND RISKS (continued)

of very low or negative interest rates, the Fund’s returns may be adversely affected.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

NAV Returns

1 Year	1.93%

5 Years	5.20%

10 Years	6.38%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

NAV Returns

1 Year	1.84%

5 Years	5.40%

10 Years	6.40%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,118.50	$0.26	0.05%
Hypothetical**	$1,000	$1,024.96	$0.24	0.05%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,437.5

1

All data are as of October 31, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

October 31, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 106.0%
Long-Term Municipal Bonds – 106.0%
Alabama – 2.4%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/2042	$11,645	$13,488,404
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 02/01/2036-02/01/2041	10,000	11,178,900
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2039-02/01/2046	28,280	33,399,461
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	13,350	14,648,554
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/2031	3,000	3,109,800
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/2031	10,000	10,366,000
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	41,175	45,130,270

		131,321,389

Alaska – 0.2%
State of Alaska International Airports System Series 2016B 5.00%, 10/01/2033-10/01/2034	9,000	10,458,625

American Samoa – 0.3%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 09/01/2038(a)	8,315	10,355,002
Series 2015A 6.625%, 09/01/2035	3,235	3,724,585

		14,079,587

12 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona – 1.7%
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 05/20/2033	$15,564	$16,238,572
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	16,870	16,946,758
Arizona Industrial Development Authority (North Carolina Central University Project) BAM 5.00%, 06/01/2049-06/01/2054	4,285	4,927,765
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020A 4.00%, 07/15/2030(a)	1,250	1,306,475
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 05/01/2051	1,100	1,101,870
Arizona Sports & Tourism Authority Series 2012A 5.00%, 07/01/2029	3,670	3,857,427
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2036	1,000	1,048,270
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 05/15/2039	2,700	2,813,589
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	3,875	4,081,809
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) 5.00%, 07/01/2049-07/01/2055(a)(b)	10,590	10,515,112
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018A 6.00%, 07/01/2052(a)	19,500	21,927,165
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 05/01/2025	60	63,056

abfunds.com	AB MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2037	$2,010	$2,684,998
Tempe Industrial Development Authority (Friendship Village of Tempe) 5.00%, 12/01/2054	1,185	1,152,827
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/2047(a)	1,065	1,093,553

		89,759,246

Arkansas – 0.6%
Arkansas Development Finance Authority (Baptist Memorial Health Care Obligated Group) 5.00%, 09/01/2044	12,500	14,810,625
Arkansas Development Finance Authority (Big River Steel LLC) 4.50%, 09/01/2049(a)	20,000	20,006,400

		34,817,025

California – 7.3%
Abag Finance Authority for Nonprofit Corps. (Covia Communities) Series 2011 6.125%, 07/01/2041	100	101,508
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/2034-10/01/2037	26,130	30,176,608
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 05/01/2031	1,460	1,614,278
Bay Area Toll Authority Series 2013S 5.00%, 04/01/2027 (Pre-refunded/ETM)	1,000	1,114,620
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2033-04/01/2034	8,210	9,463,552
California Educational Facilities Authority (Loma Linda University) Series 2017A 5.00%, 04/01/2031-04/01/2042	2,000	2,285,810

14 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/2042	$100	$103,181
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 08/15/2037	1,700	1,981,214
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020A 4.00%, 04/01/2044-04/01/2049	22,500	24,777,500
California Housing Finance Series 20192 4.00%, 03/20/2033	15,162	16,665,319
California Infrastructure & Economic Development Bank (Equitable School Revolving Fund LLC Obligated Group) Series 2020B 4.00%, 11/01/2045-11/01/2050	1,710	1,930,243
California Municipal Finance Authority (CHF-Riverside II LLC) 5.00%, 05/15/2039-05/15/2040	3,030	3,577,067
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 01/01/2032(a)	1,000	1,014,350
Series 2014 5.00%, 01/01/2035	1,085	1,029,622
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/2043	3,625	4,129,600
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 08/01/2047	1,025	1,044,567
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014A 7.00%, 06/01/2034	1,200	1,305,492
7.25%, 06/01/2043	2,075	2,256,542

abfunds.com	AB MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 06/01/2043	$710	$739,678
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	4,675	4,845,263
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/2040(a)	785	758,153
California School Finance Authority (Equitas Academy Obligated Group) Series 2018A 5.00%, 06/01/2056(a)	8,850	9,330,997
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 08/01/2034(a)	3,000	3,271,170
California Statewide Communities Development Authority Series 2012A 6.00%, 10/01/2047 (Pre-refunded/ETM)	250	276,880
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/2034	530	548,889
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2038-12/01/2048(a)	7,440	8,345,647
Series 2016A 5.00%, 12/01/2041(a)	6,160	6,727,767
5.25%, 12/01/2056(a)	12,590	13,846,230
Series 2018A 5.00%, 12/01/2033(a)	1,350	1,539,513
5.50%, 12/01/2058(a)	17,615	19,907,416
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/2044(a)	1,200	1,233,888

16 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/2041	$100	$106,238
California Statewide Communities Development Authority (Rocklin Academy (The)) Series 2011A 8.25%, 06/01/2041	140	144,248
City of Los Angeles Department of Airports 5.00%, 05/15/2036-05/15/2044(c)	25,415	30,886,190
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 09/01/2046	1,000	1,126,540
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/2041	100	104,426
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	82,290	84,631,974
5.25%, 06/01/2047	2,400	2,472,624
Hastings Campus Housing Finance Authority Series 2020A 5.00%, 07/01/2061	24,625	25,191,867
M-S-R Energy Authority (Citigroup, Inc.) Series 2009B 6.50%, 11/01/2039	17,685	27,515,030
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2030-08/01/2040	6,215	7,186,178
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2039	3,990	4,494,735
Series 2017 5.00%, 11/01/2042	3,375	3,789,214
San Francisco City & County Airport Comm Series 2020E 5.00%, 05/01/2037-05/01/2038(c)	19,525	23,944,718

abfunds.com	AB MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 08/01/2031	$1,000	$1,056,050
San Francisco Intl Airport Series 2020E 4.00%, 05/01/2039	2,000	2,245,040
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 01/15/2044	1,450	1,592,622
Series 2014B 5.25%, 01/15/2044	1,000	1,100,710
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/2036-12/01/2043	1,685	1,685,272
Tobacco Securitization Authority of Southern California Zero Coupon, 06/01/2054	10,480	1,794,490
5.00%, 06/01/2039	1,555	1,958,134

		398,968,864

Colorado – 2.4%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(a)	5,000	5,160,200
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	645	653,192
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018A 5.00%, 12/01/2031	7,180	8,814,886
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2037-08/01/2038	8,295	9,304,410
5.00%, 08/01/2044(c)	67,235	79,502,698
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 09/01/2030	1,150	1,306,929

18 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2049	$7,050	$8,446,957
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.25%, 12/01/2050(a)	1,000	1,001,660
Copper Ridge Metropolitan District 5.00%, 12/01/2039-12/01/2043	3,660	3,415,727
Copperleaf Metropolitan District No. 2 Series 2015 5.75%, 12/01/2045	1,000	1,034,260
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(a)	1,500	1,526,610
STC Metropolitan District No. 2 Series 2019A 5.00%, 12/01/2038-12/01/2049	1,940	1,975,421
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020A 4.25%, 12/01/2050(b)	2,250	2,305,193
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 2) Series 2015A 5.75%, 12/01/2045	1,000	1,034,260
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/2038-12/01/2047	2,000	2,029,370
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	805	855,264
5.00%, 12/01/2033-12/01/2050	805	993,243

		129,360,280

Connecticut – 3.1%
City of New Haven CT AGM Series 2019A 5.00%, 08/01/2039	1,650	1,996,682
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020A 4.00%, 07/01/2036-07/01/2038	3,850	4,388,562

abfunds.com	AB MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015L 5.00%, 07/01/2045	$5,750	$6,403,085
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017I-1 5.00%, 07/01/2035-07/01/2037	2,095	2,471,890
Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016A 5.00%, 09/01/2046-09/01/2053(a)	2,475	2,523,497
Connecticut State Health & Educational Facilities Authority (University of Hartford (The)) 4.00%, 07/01/2044-07/01/2049	18,035	17,155,393
5.00%, 07/01/2033-07/01/2034	765	832,562
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) 5.00%, 07/01/2034	1,000	1,072,880
Series 2018K-1 5.00%, 07/01/2028-07/01/2038	7,090	7,590,876
State of Connecticut Series 2013E 5.00%, 08/15/2031(c)	1,000	1,105,260
Series 2015F 5.00%, 11/15/2032	2,875	3,389,223
Series 2016A 5.00%, 03/15/2032	8,165	9,680,914
Series 2016E 5.00%, 10/15/2028-10/15/2034(c)	12,845	15,592,146
Series 2016F 5.00%, 10/15/2031(c)	10,205	12,321,415
Series 2017A 5.00%, 04/15/2029-04/15/2034(c)	27,825	33,897,770
Series 2018A 5.00%, 04/15/2034-04/15/2037	7,930	9,673,142
Series 2018C 5.00%, 06/15/2031-06/15/2038	7,490	9,255,205
Series 2018E 5.00%, 09/15/2037	1,035	1,264,087
Series 2020A 5.00%, 01/15/2040	8,300	10,312,999

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020C 4.00%, 06/01/2035-06/01/2038	$3,775	$4,395,791
State of Connecticut Special Tax Revenue 5.00%, 05/01/2038-05/01/2040	4,530	5,668,961
Series 2012 5.00%, 01/01/2031	5,000	5,441,200

		166,433,540

Delaware – 0.1%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 09/01/2044-09/01/2049	2,440	2,555,340
Delaware State Economic Development Authority (Newark Charter School, Inc.) 5.00%, 09/01/2050	1,125	1,300,185
Series 2012 5.00%, 09/01/2042	1,310	1,348,252

		5,203,777

District of Columbia – 0.5%
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 06/01/2042	1,420	1,475,806
Series 2016A 5.00%, 06/01/2041-06/01/2046	1,900	2,076,344
District of Columbia (KIPP DC Obligated Group) Series 2017A 5.00%, 07/01/2042-07/01/2048	8,580	9,727,944
Series 2017B 5.00%, 07/01/2037	1,465	1,694,199
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/2035	500	585,905
Series 2018A 5.00%, 10/01/2048	7,400	8,652,154
Series 2020A 4.00%, 10/01/2035-10/01/2039	3,750	4,258,630

		28,470,982

Florida – 6.9%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/2046	435	473,824

abfunds.com	AB MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Alachua County Health Facilities Authority (Shands Teaching Hospital & Clinics Obligated Group) Series 2014A 5.00%, 12/01/2044	$1,000	$1,131,120
Bexley Community Development District Series 2016 4.875%, 05/01/2047	1,000	1,035,790
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 07/01/2040(a)	1,400	1,387,792
6.00%, 07/01/2045-07/01/2050(a)	4,015	3,978,532
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020A 5.00%, 10/01/2026-10/01/2033	5,700	6,395,688
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	1,300	1,294,319
Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) 5.00%, 06/01/2045-06/01/2055(a)	3,865	3,805,109
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) 4.00%, 11/01/2039-11/01/2045	11,325	12,419,824
5.00%, 11/01/2050	8,230	9,577,333
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 09/01/2037-09/01/2042	2,350	2,432,216
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/2040	5,610	6,321,124
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2037-08/15/2047(c)	14,530	17,088,931
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) 5.00%, 12/01/2055	3,535	3,867,820

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 12/01/2044	$1,200	$1,308,852
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2036-09/01/2049	6,580	2,998,167
County of Broward FL Airport System Revenue Series 2019A 4.00%, 10/01/2044	2,170	2,387,564
5.00%, 10/01/2038-10/01/2044	6,095	7,344,752
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) 5.00%, 10/01/2042-10/01/2047	7,880	9,122,404
County of Lake FL (Waterman Communities, Inc.) 5.75%, 08/15/2050-08/15/2055	8,105	8,287,836
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/2033(c)	10,000	11,184,700
Series 2015A 5.00%, 10/01/2031	1,100	1,258,015
Series 2017B 5.00%, 10/01/2040	9,025	10,444,452
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2035-10/01/2039	6,045	3,480,844
County of Palm Beach FL (Provident Group-PBAU Properties LLC) 5.00%, 04/01/2039-04/01/2051(a)	4,030	3,897,294
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020A 5.00%, 06/15/2040-06/15/2055	8,150	9,030,168
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) 5.25%, 06/01/2050-06/01/2055(a)(b)	10,500	10,671,405
Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) 4.00%, 10/01/2037	1,000	1,010,440
Florida Higher Educational Facilities Financial Authority (Ringling College of Art & Design, Inc.) 5.00%, 03/01/2044-03/01/2049	7,965	8,451,985

abfunds.com	AB MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Greater Orlando Aviation Authority 5.00%, 10/01/2034-10/01/2044(c)	$15,000	$17,957,880
Series 2017A 5.00%, 10/01/2031-10/01/2036(c)	15,500	18,297,639
Series 2019A 5.00%, 10/01/2036-10/01/2054(c)	13,500	16,153,565
Highlands County Health Facilities Authority (Trousdale Foundation Obligated Group) 6.00%, 04/01/2038	1,530	676,994
6.25%, 04/01/2049	1,820	804,622
Lakewood Ranch Stewardship District Series 2018 5.30%, 05/01/2039	1,000	1,089,090
5.45%, 05/01/2048	1,525	1,674,282
Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/2030	2,700	3,291,192
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015A 5.00%, 05/01/2032	1,655	1,726,827
Martin County Health Facilities Authority Series 2012 5.50%, 11/15/2042 (Pre-refunded/ETM)	1,350	1,422,657
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/2025(a)	13,155	13,161,841
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/2029	2,885	3,044,396
Series 2014 5.00%, 11/15/2039	2,000	2,191,340
Miami-Dade County Expressway Authority Series 2014A 5.00%, 07/01/2034	4,000	4,461,960
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/2028-10/01/2040	3,600	4,068,668
Series 2015C 5.00%, 10/01/2035-10/01/2040	2,750	3,052,785

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	$21,590	$24,315,179
Palm Beach County Health Facilities Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) Series 2020B 5.00%, 11/15/2042	1,000	1,167,040
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	2,045	2,043,671
5.00%, 06/01/2055	2,880	2,965,910
Pinellas County Industrial Development Authority 5.00%, 07/01/2039	1,955	2,197,870
Polk County Industrial Development Authority (Mineral Development LLC) 5.875%, 01/01/2033(a)	4,000	4,003,440
St. Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) 4.00%, 08/01/2055(b)	5,300	5,596,058
Tampa Florida Hospitals 5.00%, 07/01/2050(c)	18,325	22,107,646
Town of Davie FL Series 2013A 5.625%, 04/01/2043 (Pre-refunded/ETM)	3,765	4,244,322
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	24,650	27,832,808
Village Community Development District No. 13 3.00%, 05/01/2029	1,000	1,031,800
3.375%, 05/01/2034	1,500	1,554,150
3.50%, 05/01/2051(a)	5,000	5,009,800
3.55%, 05/01/2039	2,615	2,692,587
3.70%, 05/01/2050	10,000	10,219,600

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 08/01/2031	$1,625	$1,862,494

		374,008,413

Georgia – 1.9%
Cedartown Polk County Hospital Authority (Floyd Obligated Group) Series 2016 5.00%, 07/01/2039	4,000	4,480,640
City of Atlanta GA Department of Aviation Series 2012A 5.00%, 01/01/2031	1,390	1,453,787
Series 2014A 5.00%, 01/01/2033	1,820	2,031,539
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2031(c)	2,500	2,960,325
Development Authority for Fulton County (Piedmont Healthcare, Inc. Obligated Group) Series 2016A 5.00%, 07/01/2032(c)	2,000	2,357,920
Development Authority of Gwinnett County (Board of Regents of the University System of Georgia Lease) Series 2017A 5.00%, 07/01/2032-07/01/2037(c)	10,855	12,778,506
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2034-07/01/2036(c)	10,710	12,518,212
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2043-08/01/2047	12,680	14,366,676
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	16,200	17,660,916
Series 2018C 4.00%, 08/01/2048	12,245	13,435,581

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Municipal Electric Authority of Georgia 5.00%, 01/01/2038-01/01/2059	$16,960	$20,061,765

		104,105,867

Guam – 1.0%
Guam Government Waterworks Authority Series 2020A 5.00%, 01/01/2050	3,925	4,685,861
Territory of Guam 5.00%, 11/15/2031	2,165	2,299,988
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	9,015	10,243,362
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 01/01/2042	6,420	6,596,101
Series 2015D 5.00%, 11/15/2032-11/15/2035	25,505	28,297,061

		52,122,373

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 02/01/2036	200	201,790

Illinois – 11.0%
Chicago Board of Education Series 2012A 5.00%, 12/01/2042	5,630	5,697,278
Series 2015C 5.25%, 12/01/2035-12/01/2039	10,315	10,873,932
Series 2015E 5.125%, 12/01/2032	1,000	1,061,620
Series 2016A 7.00%, 12/01/2044	1,400	1,647,940
Series 2016B 6.50%, 12/01/2046	1,900	2,216,863
Series 2017G 5.00%, 12/01/2034	4,150	4,489,844
Series 2017H 5.00%, 12/01/2036-12/01/2046	5,795	6,118,389
Series 2018A 5.00%, 12/01/2026-12/01/2028	17,705	19,799,681
Series 2019A 5.00%, 12/01/2029-12/01/2030	6,070	6,767,193

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019B 5.00%, 12/01/2030-12/01/2033	$3,100	$3,420,619
Chicago O’Hare International Airport Series 2015C 5.00%, 01/01/2034	1,665	1,891,440
Series 2016B 5.00%, 01/01/2034(c)	5,000	5,736,200
Series 2016C 5.00%, 01/01/2035-01/01/2038(c)	9,250	10,532,769
Series 2017B 5.00%, 01/01/2035-01/01/2037(c)	33,445	38,840,285
Series 2018B 5.00%, 01/01/2053	6,000	6,995,400
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033-07/01/2048	7,145	8,032,650
Chicago Transit Authority Series 2011 5.25%, 12/01/2023 (Pre-refunded/ETM)	4,285	4,515,919
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2020A 4.00%, 12/01/2050(c)	12,340	13,265,006
5.00%, 12/01/2055(c)	6,000	7,000,500
Chicago Transit Authority Sales Tax Receipts Fund Series 2020A 5.00%, 12/01/2045(c)	5,000	5,898,350
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052	1,050	718,326
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 02/15/2041	2,835	3,365,173
Illinois Finance Authority (Illinois Institute of Technology) 4.00%, 09/01/2035-09/01/2041	4,280	4,341,836
5.00%, 09/01/2036-09/01/2040	3,495	3,826,502
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/2048	400	411,904

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.20%, 05/15/2030	$1,079	$916,938
6.33%, 05/15/2048	829	704,438
6.44%, 05/15/2055	1,998	1,697,875
Series 2016C 2.00%, 05/15/2055(d)(e)	609	30,450
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 05/15/2043	3,500	3,747,345
Series 2015 5.25%, 05/15/2050	2,000	2,038,680
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017A 5.00%, 08/01/2042-08/01/2047	3,000	3,243,710
Series 2017C 5.00%, 08/01/2046	1,000	1,079,550
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 08/15/2035	4,750	5,349,450
Illinois State Toll Highway Authority Series 2015A 5.00%, 01/01/2031-01/01/2032	3,125	3,687,688
Series 2015B 5.00%, 01/01/2036	2,850	3,356,873
Series 2016A 5.00%, 12/01/2032	7,000	8,341,130
Series 2016B 5.00%, 01/01/2041	3,450	4,068,137
Metropolitan Pier & Exposition Authority 5.00%, 06/15/2050	47,375	51,960,900
Series 2012 Zero Coupon, 12/15/2041-12/15/2051	20,785	6,592,418
Series 2015B 5.00%, 12/15/2045	13,300	14,136,437
Series 2017B Zero Coupon, 12/15/2054	9,850	2,088,200
State of Illinois 5.00%, 11/01/2032	5,245	5,508,037
5.50%, 05/01/2030	2,750	3,142,783
5.75%, 05/01/2045	2,500	2,768,375

abfunds.com	AB MUNICIPAL INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2012 5.00%, 08/01/2025	$1,300	$1,347,957
Series 2014 5.00%, 05/01/2023-05/01/2031	14,800	15,547,807
Series 2016 5.00%, 01/01/2022-11/01/2035	38,595	41,478,820
Series 2017A 5.00%, 12/01/2025-12/01/2034	14,795	16,044,978
Series 2017C 5.00%, 11/01/2029	29,335	31,367,915
Series 2017D 5.00%, 11/01/2024-11/01/2028	73,540	79,361,370
Series 2018A 5.00%, 10/01/2027-05/01/2030	24,750	27,099,019
Series 2018B 5.00%, 10/01/2026	5,000	5,467,000
Series 2019B 4.00%, 11/01/2036-11/01/2037	33,295	32,410,729
5.00%, 11/01/2030-11/01/2031	34,700	37,515,898
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016A 4.50%, 03/01/2033	3,767	3,601,666
Series 2016B 7.00%, 03/01/2033	1,700	1,634,788
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 03/01/2025	748	762,040
5.00%, 03/01/2036	2,963	3,006,526
Series 2015B 6.00%, 03/01/2036	918	948,927

		599,520,473

Indiana – 1.1%
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,905	4,420,538
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 08/15/2027	1,000	1,002,760
5.50%, 08/15/2045	2,225	2,228,805

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 03/01/2030	$1,000	$1,075,100
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 07/01/2040-07/01/2048	10,970	11,635,399
Indiana Finance Authority (Ohio Valley Electric Corp.) 3.00%, 11/01/2030	4,790	4,764,709
Series 2020 3.00%, 11/01/2030	6,935	6,758,088
Series 2020A 3.00%, 11/01/2030	7,290	7,251,509
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	22,795	21,386,497

		60,523,405

Iowa – 0.3%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	6,405	6,740,750
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 05/15/2043-05/15/2048	11,000	11,642,230

		18,382,980

Kansas – 0.3%
Overland Park Development Corp. (City of Overland Park KS) 5.00%, 03/01/2035-03/01/2049	13,035	13,158,951
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	1,765	1,744,561

		14,903,512

Kentucky – 2.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 4.00%, 02/01/2035	930	981,866

abfunds.com	AB MUNICIPAL INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Trimble KY (Louisville Gas and Electric Co.) 1.30%, 09/01/2044	$8,500	$8,432,935
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 20202 21.68%, 08/15/2046(a)(b)	550	941,969
21.70%, 08/15/2041(a)(b)	1,385	2,469,497
21.76%, 08/15/2034-08/15/2037(a)(b)	610	1,161,635
21.83%, 08/15/2035(a)(b)	615	1,178,672
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 4.00%, 08/01/2038-08/01/2039	2,135	2,386,680
5.00%, 08/01/2044-08/01/2049(c)	13,765	16,216,660
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	1,685	1,685,118
5.50%, 11/15/2045	1,000	1,001,120
Series 2016A 5.00%, 05/15/2046-05/15/2051	3,100	2,984,474
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) 5.25%, 06/01/2050	21,590	23,097,630
Series 2017A 5.00%, 06/01/2031-06/01/2045	21,375	23,347,768
5.25%, 06/01/2041	6,750	7,497,495
Series 2017B 5.00%, 06/01/2040	5,000	5,457,550
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/2035	1,750	1,659,105
5.75%, 11/15/2045	3,350	3,091,681
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) 5.00%, 10/01/2047	1,965	2,472,638

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 10/01/2033	$8,205	$9,614,127
Series 2020A 5.00%, 10/01/2038	965	1,182,945

		116,861,565

Louisiana – 1.8%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 07/01/2041 (Pre-refunded/ETM)	2,130	2,214,518
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/2034-12/01/2036	3,400	4,111,562
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/2035	2,100	2,178,225
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2034-10/01/2044(c)	27,600	32,644,695
Louisiana Public Facilities Authority Series 2016 5.00%, 05/15/2047 (Pre-refunded/ETM)	10	12,379
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/2039(d)(f)	2,750	28
Series 2014A 7.50%, 07/01/2023(d)(f)	1,250	13
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) 5.00%, 07/01/2059	10,270	11,760,999
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 07/01/2042-07/01/2057	17,565	19,688,027
New Orleans Aviation Board Series 2017B 5.00%, 01/01/2043	1,000	1,123,440
Parish of St. James LA (NuStar Logistics LP) Series 20202 6.35%, 07/01/2040-10/01/2040(a)	7,375	8,723,150

abfunds.com	AB MUNICIPAL INCOME SHARES | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.00%, 06/01/2037	$4,855	$4,864,079
2.10%, 06/01/2037	2,465	2,473,627
2.20%, 06/01/2037	3,700	3,701,924
Port New Orleans Board of Commissioners Series 2013B 5.00%, 04/01/2029 (Pre-refunded/ETM)	540	596,511
5.00%, 04/01/2031 (Pre-refunded/ETM)	1,000	1,104,650

		95,197,827

Maine – 0.4%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	4,630	5,106,936
Series 2018R-2 4.375%, 08/01/2035(a)	1,700	1,832,226
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018A 5.00%, 07/01/2043-07/01/2048	9,620	11,387,495
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 07/01/2032	1,000	1,028,690

		19,355,347

Maryland – 1.7%
City of Baltimore MD (Baltimore Hotel Corp.) 5.00%, 09/01/2042	8,575	7,460,936
Series 2017 5.00%, 09/01/2033-09/01/2036	3,250	2,868,475
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 09/01/2038	1,000	1,046,400
City of Baltimore MD (Harbor Point Special Taxing District) 3.625%, 06/01/2046(a)	1,750	1,622,950
Series 2019B 3.875%, 06/01/2046(a)	300	280,992

34 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Frederick MD (County of Frederick MD Urbana Community Development Authority) Series 2020C 4.00%, 07/01/2050(b)	$2,615	$2,559,274
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2031	3,245	3,706,244
Maryland Health & Higher Educational Facilities Authority (Peninsula Regional Health System Obligated Group) 4.00%, 07/01/2036-07/01/2040	9,880	11,153,327
5.00%, 07/01/2046	22,040	26,477,534
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020B 4.00%, 04/15/2036-04/15/2040(c)	16,530	36,970,957

		94,147,089

Massachusetts – 0.7%
Massachusetts Development Finance Agency (Emerson College) Series 2016A 5.00%, 01/01/2047	2,220	2,462,357
Series 2017A 5.00%, 01/01/2040	670	764,235
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/2043	1,760	1,936,722
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 07/01/2042	5,000	5,138,150
Massachusetts Development Finance Agency (Simmons University) Series 2018L 5.00%, 10/01/2034-10/01/2035	2,360	2,773,500

abfunds.com	AB MUNICIPAL INCOME SHARES | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 5.00%, 07/01/2031-07/01/2041	$3,850	$4,371,954
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2041-07/01/2046	3,980	4,517,394
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2013G 5.00%, 07/01/2037	2,550	2,705,499
AGM Series 2019A 5.00%, 07/01/2036	1,000	1,179,150
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(a)	10,525	8,982,351
Series 2017A 7.75%, 12/01/2044(a)	4,495	3,806,591

		38,637,903

Michigan – 2.5%
City of Detroit MI 5.00%, 04/01/2033-04/01/2038	4,385	4,697,425
5.50%, 04/01/2045-04/01/2050	3,860	4,304,402
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 07/01/2032 (Pre-refunded/ETM)	4,400	4,746,236
5.25%, 07/01/2039 (Pre-refunded/ETM)	4,825	5,224,655
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 07/01/2041 (Pre-refunded/ETM)	1,060	1,093,666
Detroit City School District Series 2012A 5.00%, 05/01/2031	120	127,846
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/2032-11/01/2037	1,655	1,705,375

36 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Great Lakes Water Authority Water Supply System Revenue Series 2016A 5.00%, 07/01/2046	$1,025	$1,199,578
Series 2016D 5.00%, 07/01/2036	25,210	30,057,379
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) 5.00%, 05/15/2037-05/15/2055	7,960	8,333,081
Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 05/15/2031-05/15/2036(c)	20,100	22,150,698
Michigan Finance Authority Series 2014 5.00%, 06/01/2034 (Pre-refunded/ETM)	2,000	2,322,600
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 07/01/2029-07/01/2034	2,100	2,404,644
Series 2015D-1 5.00%, 07/01/2034	2,000	2,350,820
Series 2015D-2 5.00%, 07/01/2034	3,400	3,971,098
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2032	3,850	4,608,334
Series 2019A 5.00%, 11/15/2048	6,635	8,005,857
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020A 4.00%, 06/01/2049(b)	5,000	5,436,500
Series 2020B Zero Coupon, 06/01/2065	16,665	1,897,477
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2031-07/01/2033	7,950	8,623,447

abfunds.com	AB MUNICIPAL INCOME SHARES | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 06/30/2048	$8,600	$9,740,618
Wayne State University Series 2018A 5.00%, 11/15/2043	4,000	4,804,240

		137,805,976

Minnesota – 0.2%
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) 5.00%, 08/01/2054	1,000	1,039,360
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018A 5.00%, 02/15/2043-02/15/2048	2,925	3,397,401
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Hmong College Prep Academy) 5.00%, 09/01/2040-09/01/2043	2,455	2,788,789
Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018A 5.00%, 10/01/2045	1,900	2,159,179

		9,384,729

Mississippi – 0.4%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 09/01/2036-09/01/2046	15,900	18,024,689
Mississippi Hospital Equipment & Facilities Authority (Forrest General Hospital, Inc.) 4.00%, 01/01/2037	720	822,514
5.00%, 01/01/2035	1,230	1,536,270

		20,383,473

Missouri – 1.4%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2036	2,925	3,145,282

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2016A 5.00%, 02/01/2046	$1,000	$1,088,740
Series 2019I 4.00%, 02/01/2042-02/01/2048	37,870	38,776,516
5.00%, 02/01/2042-02/01/2048	3,220	3,652,012
Kansas City Industrial Development Authority 5.00%, 07/01/2040(a)	3,155	2,964,722
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/2036(a)	1,460	511,730
6.00%, 11/15/2046-11/15/2051(g)	8,365	2,931,932
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014A 5.25%, 08/15/2039	620	635,103
Series 2016A 5.00%, 08/15/2036-08/15/2046	3,060	3,124,375
Series 2018 5.00%, 08/15/2042	6,940	7,101,147
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2031	3,240	3,723,246
St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors Obligated Group) Series 2015A 5.00%, 12/01/2035	2,000	1,956,420
5.125%, 12/01/2045	4,500	4,265,820

		73,877,045

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2034	1,085	1,289,099

Nebraska – 0.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 09/01/2032-09/01/2042	2,975	3,187,147

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017A 5.00%, 09/01/2034-09/01/2037	$19,955	$26,692,658

		29,879,805

Nevada – 0.9%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2037-09/01/2047	3,935	4,470,227
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018C Zero Coupon, 07/01/2058(a)	25,500	3,489,165
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	3,540	3,449,411
Clark County School District Series 2017C 5.00%, 06/15/2033-06/15/2035(c)	13,410	16,235,567
5.00%, 06/15/2036	3,700	3,968,879
AGM Series 2019B 3.00%, 06/15/2037	5,185	5,458,924
Las Vegas Redevelopment Agency Series 2016 5.00%, 06/15/2040	1,800	2,006,892
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	1,890	1,919,182
Tahoe-Douglas Visitors Authority 5.00%, 07/01/2040-07/01/2051(b)	8,050	8,574,093

		49,572,340

New Hampshire – 0.9%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	17,317	18,854,283
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2020A 3.625%, 07/01/2043(a)	1,960	1,927,660
Series 2020B 3.75%, 07/01/2045(a)	3,525	3,467,014
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020A 5.00%, 08/01/2059	15,080	21,395,353

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 01/01/2042	$2,940	$3,037,696

		48,682,006

New Jersey – 8.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2030	3,455	3,665,133
Series 2014P 5.00%, 06/15/2029	5,000	5,454,750
Series 2015X 5.00%, 06/15/2021	15,920	16,331,373
Series 2017A 5.00%, 07/01/2033	1,640	1,819,367
Series 2017B 5.00%, 11/01/2020	7,505	7,505,000
Series 2017D 5.00%, 06/15/2033-06/15/2042	7,520	8,371,957
Series 2018A 5.00%, 06/15/2042-06/15/2047	5,885	6,555,083
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) 4.00%, 11/01/2044	3,450	3,554,949
5.00%, 11/01/2033	3,770	4,360,193
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037-10/01/2047	10,660	11,566,361
New Jersey Economic Development Authority (State of New Jersey Department of the Treasury Lease) 5.00%, 06/15/2030-06/15/2037	7,740	9,003,925
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018C 5.00%, 06/15/2042	7,085	7,907,285

abfunds.com	AB MUNICIPAL INCOME SHARES | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 06/15/2043	$735	$769,339
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	8,270	8,445,407
Series 2000B 5.625%, 11/15/2030	1,475	1,531,050
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020A 4.00%, 07/01/2050	1,805	1,888,499
5.00%, 07/01/2045	4,460	5,127,038
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017A 5.00%, 07/01/2035	1,300	1,561,079
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 07/01/2036-07/01/2042	8,645	10,184,203
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2035	1,070	1,175,545
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	2,040	2,253,058
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024-06/15/2030	45,225	52,161,237
Series 2018A 5.00%, 06/15/2029-06/15/2031	38,885	44,437,128

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 06/15/2034-06/15/2046	$8,495	$9,585,809
Series 2014A 5.00%, 06/15/2038	1,000	1,076,660
Series 2015A 5.00%, 06/15/2045	8,450	9,077,581
Series 2018A 5.00%, 12/15/2030-12/15/2035	44,405	50,752,339
Series 2019B 4.00%, 06/15/2036-06/15/2037	2,715	2,851,902
5.00%, 06/15/2032	3,480	4,011,848
New Jersey Turnpike Authority Series 2013A 5.00%, 01/01/2027 (Pre-refunded/ETM)	2,500	2,696,725
Series 2015E 5.00%, 01/01/2033-01/01/2045(c)	15,400	17,579,268
Series 2016A 5.00%, 01/01/2033	6,500	7,613,645
Series 2017A 5.00%, 01/01/2033-01/01/2034(c)	15,000	17,831,500
Series 2017B 5.00%, 01/01/2032-01/01/2033	13,540	16,525,610
Series 2019A 5.00%, 01/01/2048(c)	11,320	13,538,494
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2031	1,425	1,764,791
Series 2018B 5.00%, 06/01/2046	85,045	96,187,596

		466,722,727

New Mexico – 0.2%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) 5.00%, 05/15/2039-05/15/2049	2,180	2,281,185
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 07/01/2042	1,060	1,113,594

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019L 5.00%, 07/01/2039-07/01/2049	$6,615	$6,821,481

		10,216,260

New York – 8.0%
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2015 5.50%, 09/01/2045(a)	34,700	37,198,400
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2034	2,000	2,111,080
City of New York NY Series 2018E 5.00%, 03/01/2037-03/01/2038(c)	17,500	20,966,675
Series 2020A 5.00%, 08/01/2030-08/01/2033(c)	42,875	55,860,511
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 07/01/2046	13,520	15,061,821
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/2030	2,540	2,605,811
Series 2013D 5.00%, 11/15/2043	2,000	2,058,880
Series 2013E 5.00%, 11/15/2032	4,425	4,581,379
Series 2015B 5.00%, 11/15/2032	3,715	3,905,988
Series 2015D 5.00%, 11/15/2032	5,135	5,425,436
Series 2016A 5.00%, 11/15/2032	3,440	3,652,007
Series 2016C 4.00%, 11/15/2026	1,705	1,749,944
Series 2016D 5.00%, 11/15/2027	1,060	1,141,917
Series 2017C 5.00%, 11/15/2025-11/15/2029	20,300	22,076,153
Series 2020A 5.00%, 11/15/2047	855	925,820

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020C 4.75%, 11/15/2045	$3,000	$3,174,420
5.00%, 11/15/2050	6,435	6,951,409
5.25%, 11/15/2055	2,000	2,203,180
Series 2020D 5.00%, 11/15/2043	5,000	5,427,050
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 5.00%, 01/01/2050	6,520	6,677,523
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) 5.00%, 06/01/2059(a)	1,080	1,218,586
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 01/01/2032	75	45,000
6.70%, 01/01/2049	444	266,419
Series 2014B 5.50%, 07/01/2020	57	45,939
Series 2014C 2.00%, 01/01/2049(d)(e)	514	51,377
New York City Housing Development Corp. 2.55%, 08/01/2040	3,645	3,700,513
New York Counties Tobacco Trust V Zero Coupon, 06/01/2050	30,000	3,569,400
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 03/15/2044	100	104,054
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/2035	4,990	6,852,867
New York Liberty Development Corp. (One Bryant Park LLC) 2.80%, 09/15/2069	2,620	2,499,035
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2030-12/01/2034(a)	4,200	4,861,492

abfunds.com	AB MUNICIPAL INCOME SHARES | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority AGM Series 2012I 5.00%, 01/01/2037 (Pre-refunded/ETM)	$2,000	$2,111,040
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 01/01/2041	3,800	4,396,980
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030	22,450	23,004,066
4.375%, 10/01/2045	35,385	35,767,158
Series 2018 5.00%, 01/01/2027-01/01/2029	51,325	56,107,606
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041-07/01/2046	33,055	35,428,277
5.25%, 01/01/2050	13,885	14,952,062
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018A 4.75%, 11/01/2042(a)	6,045	6,124,552
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 01/01/2046	1,070	1,070,942
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/2034	3,900	4,096,170
Series 2013178 5.00%, 12/01/2033	5,000	5,552,000
Triborough Bridge & Tunnel Authority Series 2020A 5.00%, 11/15/2054	3,000	3,674,460
TSASC, Inc./NY Series 2017A 5.00%, 06/01/2041	1,560	1,750,897
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	860	804,100
5.25%, 09/15/2042-09/15/2053	2,330	2,119,370

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 01/01/2034	$3,840	$3,970,867
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/2046	4,230	4,593,061

		432,493,694

North Carolina – 0.4%
County of New Hanover NC (New Hanover Regional Medical Center) Series 2017 5.00%, 10/01/2042-10/01/2047	5,830	6,834,771
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 07/01/2040	5,000	5,002,800
5.00%, 07/01/2045	1,000	998,530
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2030	2,250	2,385,810
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 09/01/2037	1,735	1,754,137
Series 2017 5.00%, 09/01/2046	1,000	1,001,930
North Carolina Turnpike Authority Series 2018 5.00%, 01/01/2040	5,000	5,930,950

		23,908,928

North Dakota – 0.4%
County of Grand Forks ND (Red River Biorefinery LLC) 5.75%, 09/15/2028	7,725	7,068,993
6.375%, 12/15/2043	4,750	4,047,570
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 06/01/2048-06/01/2053	10,230	11,088,304

		22,204,867

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 6.3%
Akron Bath Copley Joint Township Hospital District (Summa Health System Obligated Group) 3.00%, 11/15/2040	$4,500	$4,438,305
4.00%, 11/15/2036-11/15/2038	2,550	2,827,009
American Municipal Power, Inc. Series 2016A 5.00%, 02/15/2041-02/15/2046	10,000	11,580,560
Buckeye Tobacco Settlement Financing Authority Series 2020A 4.00%, 06/01/2048	2,000	2,167,820
Series 2020B 5.00%, 06/01/2055	179,725	192,278,791
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 01/15/2043(a)	675	660,366
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,765	4,449,703
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	3,735	4,325,205
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 4.00%, 12/01/2040	10,390	11,867,458
County of Cuyahoga/OH (MetroHealth System (The)) 5.00%, 02/15/2052	5,680	6,325,759
Series 2017 5.00%, 02/15/2042	6,490	7,310,661
5.25%, 02/15/2047	12,860	14,835,810
County of Franklin OH (First Community Village Obligated Group) 5.00%, 07/01/2049	3,940	3,939,724
Series 2013 5.625%, 07/01/2047	2,300	2,333,511
County of Hamilton OH (UC Health Obligated Group) 5.00%, 09/15/2050	18,425	21,535,693
County of Marion OH (United Church Homes, Inc. Obligated Group) 5.125%, 12/01/2049	2,210	2,247,614

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Montgomery OH (Trousdale Foundation Obligated Group) 6.00%, 04/01/2038(a)	$2,000	$884,960
Series 2018A 6.25%, 04/01/2049(a)	10,105	4,467,421
County of Ross OH (Adena Health System Obligated Group) 5.00%, 12/01/2049	6,000	7,080,600
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 01/15/2040	2,500	2,103,575
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	5,305	5,344,788
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	7,480	7,536,100
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) 3.25%, 09/01/2029	1,780	1,794,560
Ohio Higher Educational Facility Commission (Kenyon College) 5.00%, 07/01/2038-07/01/2042	9,690	12,014,920
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	9,565	9,636,737
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 01/15/2051(a)	1,000	977,140

		344,964,790

Oklahoma – 0.6%
Comanche County Memorial Hospital 5.00%, 07/01/2022	780	823,547
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) 5.00%, 08/01/2044-08/01/2049	15,630	17,080,558
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.50%, 08/15/2057	14,170	16,444,143

		34,348,248

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oregon – 0.3%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) 2.75%, 11/15/2025	$1,000	$1,007,630
Series 2020A 5.125%, 11/15/2040	750	792,795
5.375%, 11/15/2055	1,300	1,377,545
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020A 5.00%, 08/15/2045-08/15/2050	10,000	12,107,165
Oregon State Facilities Authority (Samaritan Health Services, Inc. Obligated Group) Series 2020I 5.00%, 10/01/2040	1,750	2,125,602

		17,410,737

Pennsylvania – 7.0%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018A 5.00%, 04/01/2034-04/01/2036	33,535	40,203,719
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	2,270	2,360,482
Beaver County Industrial Development Authority (Energy Harbor Generation LLC) Series 2016B 4.25%, 10/01/2047	10,000	10,075,000
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	1,455	1,465,913
Bensalem Township School District Series 2013 5.00%, 06/01/2029 (Pre-refunded/ETM)	8,570	9,805,880
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 05/15/2048	1,000	1,052,280

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2043	$1,350	$1,375,421
6.00%, 10/01/2048	9,000	9,296,280
Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 03/01/2048(a)	1,050	1,052,153
City of Philadelphia PA Series 2013A 5.00%, 07/15/2021	1,200	1,236,048
Series 2017 5.00%, 08/01/2029-08/01/2031	12,110	14,885,982
Series 2019B 5.00%, 02/01/2035-02/01/2038	11,300	14,035,028
AGM Series 2017A 5.00%, 08/01/2033-08/01/2034	13,000	15,739,960
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/2035-10/01/2036	5,105	6,271,472
Commonwealth of Pennsylvania (Commonwealth of Pennsylvania COP) Series 2018A 5.00%, 07/01/2038	1,120	1,359,333
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) 5.00%, 07/01/2044	6,885	8,322,106
Series 2016A 4.00%, 07/01/2035	10,000	11,043,800
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 06/01/2046-06/01/2051	3,375	3,634,261
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) 5.00%, 01/01/2045	1,815	1,741,166
Series 2012 5.25%, 01/01/2041	1,000	1,001,150
Geisinger Pennsylvania Authority Health System 5.00%, 04/01/2050(c)	10,000	12,235,600

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) 5.00%, 03/01/2040-03/01/2050	$900	$933,684
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2047	1,500	1,594,470
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 4.00%, 09/01/2049	5,900	6,297,188
5.00%, 09/01/2051	2,300	2,664,826
Series 2018 5.00%, 09/01/2035	3,600	4,270,644
Montgomery County Industrial Development Authority/PA Series 2010 6.50%, 12/01/2025 (Pre-refunded/ETM)	200	213,242
Montgomery County Industrial Development Authority/PA (ACTS Retirement-Life Communities, Inc. Obligated Group) 4.00%, 11/15/2043	500	541,235
5.00%, 11/15/2045	1,560	1,811,831
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 01/01/2030	1,040	1,062,641
5.25%, 01/01/2040	4,740	4,799,677
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	5,135	5,312,363
6.00%, 07/01/2045	2,000	2,062,800
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 03/01/2042	265	267,926
Series 2016A 5.00%, 03/01/2037	2,925	3,032,669

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.25%, 03/01/2031-03/01/2037	$2,310	$2,452,309
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019A 3.25%, 08/01/2039(a)	2,330	2,153,293
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp.) Series 2012A 5.00%, 11/01/2041	1,620	1,731,731
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	2,830	3,233,133
Pennsylvania Economic Development Financing Authority (Pennsylvania Economic Development Finance Authority Sewage) 3.00%, 01/01/2022-01/01/2023	1,115	1,150,914
4.00%, 01/01/2027-01/01/2032	3,180	3,622,888
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020A 4.00%, 04/15/2036-04/15/2040(c)	24,530	27,698,928
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 05/01/2032	1,000	1,166,230
Pennsylvania Turnpike Commission Series 2016 5.00%, 06/01/2037	4,000	4,589,520
Series 2017B 5.00%, 06/01/2035-06/01/2036	12,850	15,271,919
Series 2018A 5.00%, 12/01/2043	10,000	12,118,000
Series 2019A 5.00%, 12/01/2038-12/01/2044	9,180	11,192,429
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2035	1,000	1,220,380

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (MaST Community Charter School II) 5.00%, 08/01/2040-08/01/2050	$2,025	$2,287,760
Philadelphia Authority for Industrial Development (MaST Community Charter School III) 6.50%, 06/15/2054	8,765	9,087,026
School District of Philadelphia (The) Series 2015A 5.00%, 09/01/2034-09/01/2035	2,615	3,076,053
Series 2016F 5.00%, 09/01/2033-09/01/2036	4,000	4,769,630
Series 2018A 5.00%, 09/01/2034-09/01/2038	4,000	4,867,170
Series 2018B 5.00%, 09/01/2043	3,000	3,566,850
Series 2019A 4.00%, 09/01/2037-09/01/2039	5,530	6,253,400
5.00%, 09/01/2044(c)	17,900	21,611,207
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 01/01/2051-01/01/2057(a)	12,110	9,205,823
Series 2016B 6.08%, 01/01/2026(a)	825	803,063
Series 2016C Zero Coupon, 01/01/2036(a)	2,945	984,425
Series 2016D Zero Coupon, 01/01/2057(g)	58,055	2,989,832
State Public School Building Authority 5.00%, 12/01/2029-12/01/2030	9,880	12,042,433
Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 08/01/2038-08/01/2043	8,435	9,584,129

		381,788,705

Puerto Rico – 5.1%
Children’s Trust Fund Series 2005A Zero Coupon, 05/15/2050	8,370	1,266,130
Commonwealth of Puerto Rico Series 2006A 5.25%, 07/01/2023	2,510	1,713,075

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2011A 5.75%, 07/01/2041(d)(e)	$2,810	$1,805,425
Series 2012A 5.50%, 07/01/2039(d)(e)	3,490	2,168,163
5.75%, 07/01/2028(d)(e)	1,350	838,688
Series 2014A 8.00%, 07/01/2035(d)(e)	10,325	6,169,187
AGC Series 2001A 5.50%, 07/01/2029	670	764,128
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	8,725	5,998,129
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.00%, 07/01/2038-07/01/2044	7,990	8,089,875
6.125%, 07/01/2024	6,780	7,169,850
Series 2012A 4.25%, 07/01/2025	8,140	8,251,925
5.00%, 07/01/2022-07/01/2033	9,700	10,028,462
5.125%, 07/01/2037	1,155	1,189,650
5.25%, 07/01/2029-07/01/2042	12,060	12,484,650
5.50%, 07/01/2028	4,090	4,279,163
5.75%, 07/01/2037	2,985	3,108,131
6.00%, 07/01/2047	2,845	2,976,581
Puerto Rico Electric Power Authority Series 2007T 5.00%, 07/01/2032	7,315	5,065,638
5.00%, 07/01/2037(d)(e)	14,970	10,366,725
Series 2008W 5.25%, 07/01/2033(d)(e)	1,000	693,750
5.50%, 07/01/2038(d)(e)	10,490	7,303,662
Series 2010A 5.25%, 07/01/2029(d)(e)	2,950	2,046,563
5.25%, 07/01/2030	1,040	721,500
Series 2010C 5.00%, 07/01/2024(d)(e)	1,735	1,201,488
Series 2010D 5.00%, 07/01/2021(d)(e)	1,050	727,125
5.00%, 07/01/2022	950	657,875
Series 2010X 5.25%, 07/01/2040(d)(e)	12,605	8,744,719
5.75%, 07/01/2036(d)(e)	7,375	5,171,719
Series 2010Z 5.25%, 07/01/2024	2,565	1,779,469
5.25%, 07/01/2025(d)(e)	620	430,125

abfunds.com	AB MUNICIPAL INCOME SHARES | 55

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2012A 5.00%, 07/01/2029	$2,510	$1,738,175
5.00%, 07/01/2042(d)(e)	1,740	1,204,950
AGM Series 2007U 5.00%, 07/01/2023	1,050	1,071,294
AGM Series 2007V 5.25%, 07/01/2031	25,380	29,035,228
NATL Series 2007V 5.25%, 07/01/2029-07/01/2035	6,350	6,590,551
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	8,600	9,847,516
AGC Series 2007C 5.50%, 07/01/2031	1,735	2,023,027
AGC Series 2007N 5.25%, 07/01/2036	825	950,689
AGM Series 2007C 5.25%, 07/01/2036	1,800	2,074,662
NATL Series 2005L 5.25%, 07/01/2035	7,565	7,827,505
NATL Series 2007 5.50%, 07/01/2028	1,000	1,053,450
NATL Series 2007N 5.25%, 07/01/2033	480	498,955
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	23,735	24,506,387
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 04/01/2042	335	328,849
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024-07/01/2046	16,565	5,503,324
Series 2019A 4.329%, 07/01/2040	15,975	16,394,823
4.55%, 07/01/2040	1,198	1,246,902
5.00%, 07/01/2058	39,906	42,414,092

		277,521,949

56 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.0%
Rhode Island Health & Educational Building Corp. (City of Woonsocket RI Lease) AGM Series 2017A 5.00%, 05/15/2028-05/15/2029	$2,000	$2,449,960

South Carolina – 1.7%
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2046	9,595	11,827,661
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 05/01/2043	1,000	940,830
5.125%, 05/01/2048	1,000	941,760
South Carolina Public Service Authority Series 2013A 5.00%, 12/01/2038	575	634,346
Series 2013B 5.00%, 12/01/2038	810	893,600
Series 2014A 5.00%, 12/01/2049	11,820	13,070,792
Series 2014B 5.00%, 12/01/2038	1,160	1,296,497
Series 2014C 5.00%, 12/01/2036-12/01/2046	3,495	3,928,489
Series 2015A 5.00%, 12/01/2050	5,000	5,648,700
Series 2016A 5.00%, 12/01/2034-12/01/2036	4,815	5,685,060
Series 2016B 5.00%, 12/01/2037-12/01/2056	38,780	45,376,214

		90,243,949

South Dakota – 0.4%
South Dakota Health & Educational Facilities Authority Series 2017 5.00%, 09/01/2040(c)	15,035	17,769,867
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2033(c)	3,260	3,925,562

		21,695,429

abfunds.com	AB MUNICIPAL INCOME SHARES | 57

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.0%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/2035(a)	$9,080	$8,799,791
5.125%, 12/01/2042(a)	19,270	18,136,731
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 08/01/2038	1,000	1,120,610
5.00%, 08/01/2044-08/01/2049	11,555	13,620,980
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 08/15/2042	5,250	5,465,093
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	5,040	2,228,184
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2040	2,435	2,810,428
Series 2017A 5.00%, 07/01/2048	2,335	2,705,962
Shelby County Health Educational & Housing Facilities Board Series 2012 5.25%, 12/01/2042 (Pre-refunded/ETM)	1,000	1,100,910
5.375%, 12/01/2047 (Pre-refunded/ETM)	800	882,800

		56,871,489

Texas – 5.9%
Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042 (Pre-refunded/ETM)	3,500	3,844,470
Series 2015A 5.00%, 01/01/2045	4,905	5,493,208

58 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 01/01/2033-01/01/2046	$12,965	$14,769,109
Series 2020A 5.00%, 01/01/2044-01/01/2049	6,170	7,448,165
Central Texas Turnpike System Series 2015C 5.00%, 08/15/2037	6,800	7,646,056
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2030	1,965	2,056,824
City of Houston TX Airport System Revenue (United Airlines, Inc.) 5.00%, 07/01/2027-07/15/2027	4,250	4,448,757
Series 2014 5.00%, 07/01/2029	16,960	17,344,144
Series 2015B 5.00%, 07/15/2030-07/15/2035	2,960	3,017,711
Series 2018 5.00%, 07/15/2028	22,875	23,885,160
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	530	552,281
Series 2013 6.00%, 08/15/2043	1,000	1,098,820
Series 2016A 5.00%, 08/15/2034	2,180	2,641,375
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(a)	1,650	1,727,715
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 09/01/2044	3,150	3,363,003
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	5,340	5,831,654
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2044	7,305	8,330,476
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	25,410	26,918,338

abfunds.com	AB MUNICIPAL INCOME SHARES | 59

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/2053	$8,315	$7,407,251
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 04/01/2037	2,050	1,991,411
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018A 5.50%, 07/01/2054	4,500	4,465,530
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2040-01/01/2055	3,800	3,871,194
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	4,940	5,411,276
North Texas Education Finance Corp. Series 2012A 5.125%, 12/01/2042 (Pre-refunded/ETM)	280	301,017
North Texas Tollway Authority (North Texas Tollway System) Series 2014B 5.00%, 01/01/2031	8,975	10,095,529
Series 2015A 5.00%, 01/01/2035	7,000	8,071,070
Series 2017B 5.00%, 01/01/2033-01/01/2043	7,400	8,691,870
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 4.00%, 01/01/2050(a)	3,315	3,309,199
Red River Health Facilities Development Corp. Series 2011A 8.00%, 11/15/2046 (Pre-refunded/ETM)	1,790	1,928,779
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/2044	1,315	1,357,448

60 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 01/01/2032	$1,740	$1,766,257
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/2038(d)(e)(f)	2,180	545,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/2022(d)(e)	200	130,000
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) 5.25%, 11/15/2047	1,115	921,481
Series 2015A 5.00%, 11/15/2045	3,540	2,846,939
Series 2015B 5.00%, 11/15/2030	4,000	3,730,200
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	6,475	6,670,019
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/2044-10/01/2049	5,350	5,556,261
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	9,775	11,443,983
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2040	1,255	1,376,748
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) 4.00%, 12/31/2037-12/31/2039	9,100	10,149,312

abfunds.com	AB MUNICIPAL INCOME SHARES | 61

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 06/30/2058	$55,065	$62,595,689
Series 2013 6.75%, 06/30/2043	3,600	4,067,712
Texas Transportation Commission 5.00%, 08/01/2057	7,500	8,495,850
Uptown Development Authority Series 2017A 5.00%, 09/01/2035	1,015	1,149,000

		318,763,291

Utah – 0.2%
Salt Lake City Corp. Airport Revenue Series 2018A 5.00%, 07/01/2048(c)	7,245	8,367,033
Timber Lakes Water Special Service District 8.125%, 06/15/2031	5	5,169

		8,372,202

Vermont – 0.0%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 04/01/2036(a)	1,100	1,214,191
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 05/01/2033	200	201,796

		1,415,987

Virginia – 1.2%
Arlington County Industrial Development Authority (Virginia Hospital Center Arlington Health System/VA) 4.00%, 07/01/2038-07/01/2045	4,620	5,324,984
5.00%, 07/01/2036	850	1,082,951
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 03/01/2035(a)	1,000	1,016,200
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 07/01/2046	1,000	1,131,380

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 01/01/2043	$1,030	$1,033,440
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/2047	1,955	2,031,695
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 06/01/2047	7,490	7,521,608
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 07/01/2045(a)	1,110	1,110,888
Series 2015B 5.25%, 07/01/2035(a)	1,000	1,026,080
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 01/01/2032	16,405	17,196,705
5.50%, 01/01/2042	3,580	3,736,733
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/2052	2,250	2,510,910
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) 4.00%, 01/01/2051	18,500	19,643,300

		64,366,874

Washington – 2.3%
Kalispel Tribe of Indians Series 2018A 5.25%, 01/01/2038(a)	750	833,970
King County Public Hospital District No. 4 Series 2015A 5.00%, 12/01/2030	2,235	2,346,303
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2048	9,000	9,731,520
Port of Seattle WA 5.00%, 04/01/2044	3,380	3,971,095
Series 2015C 5.00%, 04/01/2033	5,035	5,629,483

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Washington 5.00%, 06/01/2035-06/01/2041(b)	$12,015	$15,471,946
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2037-08/01/2044	20,435	24,346,616
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017A 5.00%, 07/01/2035	2,350	2,811,540
Series 2017B 5.00%, 07/01/2034	1,855	2,225,907
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) 4.00%, 09/01/2045-09/01/2050	5,490	5,998,890
5.00%, 09/01/2039-09/01/2050	5,725	6,961,448
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2033-08/15/2037	18,005	19,992,015
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/2047(a)	3,550	3,628,597
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 01/01/2031-01/01/2046(a)	2,790	2,915,158
Series 2019A 5.00%, 01/01/2044-01/01/2055(a)	11,855	12,140,125
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 01/01/2044(a)	3,215	3,425,743

		122,430,356

West Virginia – 0.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2013A 5.50%, 06/01/2044	2,100	2,272,074

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.8%
UMA Education, Inc. 5.00%, 10/01/2034-10/01/2039(a)	$21,005	$22,201,929
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 08/15/2052(c)	20,345	23,561,138
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Health System Obligated Group) AGM 3.00%, 02/15/2038	1,035	1,071,608
4.00%, 02/15/2036-02/15/2037	2,650	3,038,013
5.00%, 02/15/2028-02/15/2031	3,500	4,462,440
Wisconsin Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc. Obligated Group) 5.00%, 07/01/2044	1,000	1,145,090
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 5.00%, 11/01/2039-11/01/2054	3,690	3,711,316
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc. Obligated Group) 4.00%, 12/15/2035-12/15/2038	7,405	8,508,647
Wisconsin Public Finance Authority (21st Century Public Academy) 5.00%, 06/01/2049(a)	1,340	1,313,977
Wisconsin Public Finance Authority (ACTS Retirement-Life Communities, Inc. Obligated Group) 4.00%, 11/15/2037	600	660,474
5.00%, 11/15/2041	1,500	1,754,790
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	3,335	3,534,500
Wisconsin Public Finance Authority (Blue Ridge Healthcare Obligated Group) Series 2020 4.00%, 01/01/2045	1,500	1,651,740
5.00%, 01/01/2038-01/01/2040	1,750	2,137,564

abfunds.com	AB MUNICIPAL INCOME SHARES | 65

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/2030	$2,060	$2,242,640
Series 2016D 4.05%, 11/01/2030	720	774,662
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042-05/01/2047	2,650	2,792,156
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 05/15/2037-05/15/2047(a)	3,225	3,396,614
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 03/01/2035(a)	1,550	1,618,696
Wisconsin Public Finance Authority (Rose Villa, Inc./OR) Series 2014A 5.75%, 11/15/2044(a)	1,000	1,061,510
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2040-04/01/2050(a)	4,650	4,914,548
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 09/01/2030(a)	545	568,064

		96,122,116

Total Municipal Obligations (cost $5,627,889,753)		5,764,300,964

	Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.03%(h)(i)(j) (cost $49,846,274)	49,846,274	49,846,274

Total Investments – 106.9% (cost $5,677,736,027)		5,814,147,238
Other assets less liabilities – (6.9)%		(376,623,132)

Net Assets – 100.0%		$5,437,524,106

66 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	371,020	01/15/2028	0.735%	CPI#	Maturity	$32,703,795	$—	$32,703,795
USD	219,860	01/15/2028	1.230%	CPI#	Maturity	10,354,823	—	10,354,823
USD	85,450	01/15/2030	1.572%	CPI#	Maturity	2,773,575	—	2,773,575
USD	85,450	01/15/2030	1.587%	CPI#	Maturity	2,634,201	—	2,634,201
USD	33,985	01/15/2030	1.714%	CPI#	Maturity	575,390	—	575,390
USD	33,985	01/15/2030	1.731%	CPI#	Maturity	511,768	—	511,768

						$49,553,552	$—	$49,553,552

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	250,000	10/15/2024	3 Month LIBOR	1.582%	Quarterly/ Semi-Annual	$12,305,802	$—	$12,305,802
USD	80,600	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	4,389,024	—	4,389,024
USD	146,650	01/16/2025	3 Month LIBOR	1.623%	Quarterly/ Semi-Annual	8,382,668	—	8,382,668
USD	63,810	04/14/2034	1.022%	3 Month LIBOR	Semi-Annual/ Quarterly	353,877	—	353,877
USD	40,000	04/15/2044	0.768%	3 Month LIBOR	Semi-Annual/ Quarterly	4,261,132	—	4,261,132
USD	25,000	04/15/2044	0.755%	3 Month LIBOR	Semi-Annual/ Quarterly	2,735,099	—	2,735,099
USD	25,000	04/15/2044	0.931%	3 Month LIBOR	Semi-Annual/ Quarterly	1,797,843	—	1,797,843
USD	40,000	04/15/2044	1.281%	3 Month LIBOR	Semi-Annual/ Quarterly	(105,631)	—	(105,631)
USD	47,210	04/15/2044	1.463%	3 Month LIBOR	Semi-Annual/ Quarterly	(1,959,953)	—	(1,959,953)

						$32,159,861	$—	$32,159,861

abfunds.com	AB MUNICIPAL INCOME SHARES | 67

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD 100	01/09/2021	30 Year Muni Rate Lock	2.250%	Maturity	$5,265	$—	$5,265
Citibank, NA	USD 52,610	10/09/2029	1.120%	SIFMA*	Quarterly	(2,210,013)	—	(2,210,013)
Citibank, NA	USD 52,610	10/09/2029	1.125%	SIFMA*	Quarterly	(2,235,659)	—	(2,235,659)

						$(4,440,407)	$—	$(4,440,407)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $530,737,882 or 9.8% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(d)	Defaulted.

(e)	Non-income producing security.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/2039	11/22/2013	$1,973,785	$28	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/2023	07/31/2014	868,862	13	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/2038	08/31/2012	2,205,877	545,000	0.01%

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PORTFOLIO OF INVESTMENTS (continued)

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of October 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/2051	12/18/2015	$4,841,922	$2,931,932	0.05%
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016D Zero Coupon, 01/01/2057	11/29/2017	5,746,390	2,989,832	0.06%

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.0% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SD – School District

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,627,889,753)	$5,764,300,964
Affiliated issuers (cost $49,846,274)	49,846,274
Cash	204,533
Cash collateral due from broker	77,982,007
Interest receivable	77,087,111
Receivable for investment securities sold	18,658,037
Receivable for shares of beneficial interest sold	12,889,254
Receivable for variation margin on centrally cleared swaps	144,331
Receivable due from Adviser	6,377
Unrealized appreciation on interest rate swaps	5,265
Affiliated dividends receivable	1,274

Total assets	6,001,125,427

Liabilities
Payable for floating rate notes issued*	466,585,000
Payable for investment securities purchased	54,604,810
Dividends payable	17,294,802
Unrealized depreciation on interest rate swaps	4,445,672
Payable for shares of beneficial interest redeemed	2,154,898
Other liabilities	18,516,139

Total liabilities	563,601,321

Net Assets	$5,437,524,106

Composition of Net Assets
Shares of beneficial interest, at par	$4,587
Additional paid-in capital	5,264,075,461
Distributable earnings	173,444,058

$5,437,524,106

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 458,713,045 common shares outstanding)	$11.85

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2020 (unaudited)

Investment Income
Interest	$99,580,292
Dividends—Affiliated issuers	39,538
Other income(a)	35,461	$99,655,291

Expenses
Interest expense	1,268,565

Total expenses		1,268,565

Net investment income		98,386,726

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		4,687,028
Swaps		17,942,198
Net change in unrealized appreciation/depreciation of:
Investments		391,008,824
Swaps		49,631,905

Net gain on investment transactions		463,269,955

Net Increase in Net Assets from Operations		$561,656,681

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$98,386,726	$154,370,738
Net realized gain (loss) on investment transactions	22,629,226	(56,688,486)
Net change in unrealized appreciation/depreciation of investments	440,640,729	(342,584,629)

Net increase (decrease) in net assets from operations	561,656,681	(244,902,377)
Distribution to Shareholders	(100,955,385)	(154,514,928)
Transactions in Shares of Beneficial Interest
Net increase	290,912,039	1,575,752,846

Total increase	751,613,335	1,176,335,541
Net Assets
Beginning of period	4,685,910,771	3,509,575,230

End of period	$5,437,524,106	$4,685,910,771

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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NOTES TO FINANCIAL STATEMENTS (continued)

widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,764,300,964		$	– 0	–	$5,764,300,964
Short-Term Investments		49,846,274		– 0	–		– 0	–	49,846,274
Liabilities:
Floating Rate Notes(a)		(466,585,000)		– 0	–		– 0	–	(466,585,000)

Total Investments in Securities		(416,738,726)		5,764,300,964			– 0	–	5,347,562,238
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	49,553,552			– 0	–	49,553,552	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	34,225,445			– 0	–	34,225,445	(c)
Interest Rate Swaps		– 0	–	5,265			– 0	–	5,265
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(2,065,584)			– 0	–	(2,065,584	)(c)
Interest Rate Swaps		– 0	–	(4,445,672)			– 0	–	(4,445,672)

Total		$(416,738,726)		$5,841,573,970		$	– 0	–	$5,424,835,244

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party

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NOTES TO FINANCIAL STATEMENTS (continued)

investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2020, such reimbursement amounted to $35,461.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2020 is as follows:

Fund	Market Value 4/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$69,468	$785,303	$804,925	$49,846	$40

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NOTES TO FINANCIAL STATEMENTS (continued)

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,180,434,809		$383,890,691
U.S. government securities	– 0	–	45,800,391

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$300,474,480
Gross unrealized depreciation	(86,790,263)

Net unrealized appreciation	$213,684,217

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement

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of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The

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Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended October 31, 2020, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

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the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$83,778,997	*	Receivable/Payable for variation margin on centrally cleared swaps	$2,065,584	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	5,265		Unrealized depreciation on interest rate swaps	4,445,672

Total		$83,784,262			$6,511,256

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$17,942,198	$49,631,905

Total		$17,942,198	$49,631,905

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2020:

Interest Rate Swaps:
Average notional amount	$105,320,000
Inflation Swaps:
Average notional amount	$173,831,500	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,085,532,857
Centrally Cleared Inflation Swaps:
Average notional amount	$1,162,527,429

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$5,265	$(5,265)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$5,265	$(5,265)	$	– 0	–	$	– 0	–		$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA	$4,445,672	$(5,265)		$(4,440,407)		$	– 0	–	$	– 0	–

Total	$4,445,672	$(5,265)		$(4,440,407)		$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Six Months Ended October 31, 2020 (unaudited)		Year Ended April 30, 2020	Six Months Ended October 31, 2020 (unaudited)		Year Ended April 30, 2020

Shares sold	63,982,254		190,409,250	$745,446,006		$2,239,043,371

Shares issued in reinvestment of dividends	– 0	–	37	– 0	–	448

Shares redeemed	(39,058,566)		(56,641,214)	(454,533,967)		(663,290,973)

Net increase	24,923,688		133,768,073	$290,912,039		$1,575,752,846

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely

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NOTES TO FINANCIAL STATEMENTS (continued)

affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders

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NOTES TO FINANCIAL STATEMENTS (continued)

from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates could magnify the risks associated with changes in interest rates. During the periods of very low or negative interest rates, the Fund’s returns may be adversely affected.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in

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NOTES TO FINANCIAL STATEMENTS (continued)

higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation

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NOTES TO FINANCIAL STATEMENTS (continued)

of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2020.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2020 and April 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$3,709,081	$2,482,625

Total taxable distributions	3,709,081	2,482,625
Tax-exempt distributions	150,805,847	118,557,123

Total distributions paid	$154,514,928	$121,039,748

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$14,476,209
Accumulated capital and other losses	(53,855,071	)(a)
Unrealized appreciation/(depreciation)	(232,296,868	)(b)

Total accumulated earnings/(deficit)	$(271,675,730	)(c)

(a)	As of April 30, 2020, the Fund had a net capital loss carryforward of $53,855,071.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2020, the Fund had a net short-term capital loss carryforward of $53,855,071, which may be carried forward for an indefinite period.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2020, the amount of the Fund’s Floating Rate Notes outstanding was $466,585,000 and the

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NOTES TO FINANCIAL STATEMENTS (continued)

related interest rate was 0.16% to 0.47%. For the six months ended October 31, 2020, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $280,881,622 and 0.87%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30,
		2020	2019	2018	2017		2016

Net asset value, beginning of period	$ 10.80	$ 11.70	$ 11.32	$ 11.25	$ 11.59		$ 11.14

Income From Investment Operations

Net investment income(a)	.22	.44	.45	.44	.44		.48

Net realized and unrealized gain (loss) on investment transactions	1.06	(.90)	.38	.07	(.34)		.46

Net increase (decrease) in net asset value from operations	1.28	(.46)	.83	.51	.10		.94

Less: Dividends
Dividends from net investment income	(.23)	(.44)	(.45)	(.44)	(.44)		(.49)

Net asset value, end of period	$ 11.85	$ 10.80	$ 11.70	$ 11.32	$ 11.25		$ 11.59

Total Return

Total investment return based on net asset value(b)	11.85%	(4.23)%	7.53%	4.55%	.87%		8.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,437,524	$4,685,911	$3,509,575	$2,760,892	$1,667,126		$1,112,540

Ratio to average net assets of:

Expenses(c)	.05%^	.01%	.01%	.01%	.00	%(d)	.01%

Net investment income	3.74%^	3.67%	3.91%	3.82%	3.85%		4.25%

Portfolio turnover rate	8%	12%	14%	19%	23%		8%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00%, .00% and .00%, respectively.

(d)	Amount is less than .005%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. (Guy) Davidson III(2),^, Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,
Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in the periods reviewed was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of

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the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB MUNICIPAL INCOME SHARES | 99

NOTES

100 | AB MUNICIPAL INCOME SHARES	abfunds.com

AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0152-1020

OCT    10.31.20

SEMI-ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you Invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT
Dear Shareholder,

We are pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 15, 2020

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the semi-annual reporting period ended October 31, 2020. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	12 Months

AB TAXABLE MULTI-SECTOR INCOME SHARES	2.19%	2.89%

Bloomberg Barclays US Aggregate ex Government Bond Index	2.66%	5.45%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate ex Government Bond Index, for the six- and 12-month periods ended October 31, 2020.

During the six-month period, the Fund underperformed the benchmark. Security selection was the largest detractor, relative to the benchmark, primarily from selections in consumer noncyclical, US municipal bonds, banking, technology and capital goods. Industry allocation contributed due to allocations in agency mortgage-backed securities, investment-grade credit default swaps and real estate investment trusts (“REITs”) that more than offset losses in sovereign bonds and US Treasuries. Yield-curve positioning in maturities over 10 years also contributed. Currency decisions did not have a meaningful impact on performance during the period.

During the 12-month period, the Fund underperformed the benchmark. The Fund’s shorter-than-benchmark duration was the primary detractor, as yields fell across the curve during the period. Industry allocations also detracted due to exposures to agency mortgage-backed securities, US municipal bonds, electric and capital goods, all of which were partially offset by investment-grade credit default swaps. Security selection contributed, mostly from selection within energy, electric, REITs and capital goods that exceeded a loss within commercial mortgage-backed securities. Currency decisions did not have a meaningful impact on performance during the period.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes, which had an immaterial impact on absolute returns during both periods, and credit default swaps for investment purposes, which had an

2 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

immaterial impact for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive yet volatile over the six-month period ended October 31, 2020. Government bonds advanced modestly. Emerging- and developed-market high-yield corporate bonds led gains, followed by emerging- and developed-market investment-grade corporates, as investors searched for higher yields in a period of falling interest rates. Corporate bonds in the US outperformed their European counterparts. Emerging-market local bonds also rebounded, and securitized assets provided positive, yet muted, results. The US dollar fell against all major developed-market currencies and a majority of emerging-market currencies. Brent crude oil prices rose 90% from recent historic lows as economies started to open up and rebound.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

(continued on next page)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 3

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate ex Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Aggregate ex Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates could magnify the risks associated with changes in interest rates. During periods of very low or negative interest rates, the Fund’s returns may be adversely affected.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or

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DISCLOSURES AND RISKS (continued)

illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

NAV Returns

1 Year	2.89%

5 Years	2.56%

10 Years	2.44%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

NAV Returns

1 Year	3.21%

5 Years	2.57%

10 Years	2.52%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,021.90	$0	0.00%
Hypothetical**	$1,000	$1,025.21	$0	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $274.2

1

All data are as of October 31, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

October 31, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 70.0%
Industrial – 48.1%
Basic – 2.6%
Air Products and Chemicals, Inc. 1.50%, 10/15/2025	$1,600	$1,658,032
DuPont de Nemours, Inc. 2.169%, 05/01/2023	2,000	2,019,240
Ecolab, Inc. 2.375%, 08/10/2022	1,475	1,524,973
EI du Pont de Nemours and Co. 1.70%, 07/15/2025	1,265	1,310,742
Glencore Finance Canada Ltd. 4.95%, 11/15/2021(a)	505	525,751
Glencore Funding LLC 3.00%, 10/27/2022(a)	225	232,765

		7,271,503

Capital Goods – 5.2%
3M Co. 2.00%, 02/14/2025	850	896,453
Caterpillar Financial Services Corp. 1.90%, 09/06/2022	700	719,607
2.95%, 02/26/2022	915	946,586
CNH Industrial Capital LLC 4.375%, 11/06/2020	950	950,000
Eaton Corp. 2.75%, 11/02/2022	1,265	1,322,241
Illinois Tool Works, Inc. 3.50%, 03/01/2024	1,550	1,686,291
John Deere Capital Corp. 1.95%, 06/13/2022	636	652,460
2.30%, 06/07/2021	1,100	1,113,728
Parker-Hannifin Corp. 2.70%, 06/14/2024	1,000	1,067,300
Raytheon Technologies Corp. 2.80%, 03/15/2022(a)	2,175	2,239,184
Republic Services, Inc. 2.50%, 08/15/2024	1,000	1,061,830
Waste Management, Inc. 2.40%, 05/15/2023	1,630	1,699,324

		14,355,004

Communications - Media – 3.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 07/23/2022	1,750	1,854,335

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Comcast Corp. 3.00%, 02/01/2024	$500	$537,430
3.375%, 02/15/2025	675	744,694
Fox Corp. 3.666%, 01/25/2022	1,350	1,403,865
4.03%, 01/25/2024	435	477,321
Omnicom Group, Inc./Omnicom Capital, Inc. 3.625%, 05/01/2022	450	470,731
3.65%, 11/01/2024	800	877,944
ViacomCBS, Inc. 3.70%, 08/15/2024	600	654,018
Walt Disney Co. (The) 0.496% (LIBOR 3 Month + 0.25%), 09/01/2021(b)	725	725,950
3.00%, 09/15/2022	1,500	1,572,420

		9,318,708

Communications - Telecommunications – 1.5%
AT&T, Inc. 2.625%, 12/01/2022	355	369,221
3.00%, 06/30/2022	375	389,123
Rogers Communications, Inc. 3.00%, 03/15/2023	2,000	2,106,220
Verizon Communications, Inc. 1.68%, 10/30/2030(a)	1,386	1,371,211

		4,235,775

Consumer Cyclical - Automotive – 2.5%
BMW Finance NV 2.25%, 08/12/2022(a)	675	694,690
BMW US Capital LLC 3.40%, 08/13/2021(a)	1,065	1,089,953
Cummins, Inc. 0.75%, 09/01/2025	1,000	998,960
General Motors Financial Co., Inc. 1.70%, 08/18/2023	1,000	1,008,870
2.45%, 11/06/2020	220	220,024
Harley-Davidson Financial Services, Inc. 3.55%, 05/21/2021(a)	1,025	1,039,360
Toyota Motor Credit Corp. 1.35%, 08/25/2023	1,660	1,701,234

		6,753,091

Consumer Cyclical - Other – 1.2%
DR Horton, Inc. 2.55%, 12/01/2020	1,000	1,001,580
Las Vegas Sands Corp. 3.20%, 08/08/2024	1,000	1,011,520
Marriott International, Inc./MD 3.60%, 04/15/2024	350	360,801

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series Y 0.846% (LIBOR 3 Month + 0.60%), 12/01/2020(b)	$800	$799,360

		3,173,261

Consumer Cyclical - Retailers – 1.0%
Costco Wholesale Corp. 2.75%, 05/18/2024	1,000	1,077,800
Walmart, Inc. 3.40%, 06/26/2023	1,570	1,692,852

		2,770,652

Consumer Non-Cyclical – 13.3%
Abbott Laboratories 2.95%, 03/15/2025	1,300	1,423,500
AbbVie, Inc. 2.30%, 05/14/2021	650	655,636
2.30%, 11/21/2022(a)	1,325	1,372,713
3.375%, 11/14/2021	615	633,321
AmerisourceBergen Corp. 3.25%, 03/01/2025	1,350	1,478,736
Amgen, Inc. 2.65%, 05/11/2022	1,600	1,651,440
Baxalta, Inc. 3.60%, 06/23/2022	23	23,999
Biogen, Inc. 3.625%, 09/15/2022	1,479	1,563,510
Bristol-Myers Squibb Co. 2.60%, 05/16/2022	1,025	1,060,424
2.75%, 02/15/2023	225	236,547
3.25%, 02/20/2023	815	865,481
Bunge Ltd. Finance Corp. 3.50%, 11/24/2020	1,375	1,377,338
Cigna Corp. 3.40%, 09/17/2021	1,825	1,873,308
CommonSpirit Health 2.76%, 10/01/2024	1,000	1,047,770
CVS Health Corp. 2.125%, 06/01/2021	400	403,496
DH Europe Finance II SARL 2.05%, 11/15/2022	1,850	1,908,256
Eli Lilly & Co. 2.35%, 05/15/2022	1,275	1,315,010
Gilead Sciences, Inc. 1.95%, 03/01/2022	565	575,130
3.70%, 04/01/2024	1,300	1,414,400
Hershey Co. (The) 0.90%, 06/01/2025	1,300	1,313,312

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Johnson & Johnson 2.25%, 03/03/2022	$1,335	$1,368,041
McCormick & Co., Inc./MD 3.15%, 08/15/2024	830	899,197
McKesson Corp. 3.796%, 03/15/2024	1,500	1,638,375
Merck & Co., Inc. 2.75%, 02/10/2025	1,130	1,223,598
PepsiCo, Inc. 0.75%, 05/01/2023	750	757,373
3.50%, 07/17/2025	1,110	1,246,663
Pfizer, Inc. 3.00%, 06/15/2023	1,000	1,066,770
Philip Morris International, Inc. 3.25%, 11/10/2024	1,000	1,098,020
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/2023	1,600	1,697,200
Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	1,000	1,057,330
Zimmer Biomet Holdings, Inc. 0.977% (LIBOR 3 Month + 0.75%), 03/19/2021(b)	1,055	1,054,620
Zoetis, Inc. 3.25%, 02/01/2023	1,000	1,053,580

		36,354,094

Energy – 3.8%
BP Capital Markets America, Inc. 3.245%, 05/06/2022	775	807,790
Chevron Corp. 1.141%, 05/11/2023	1,665	1,695,170
Energy Transfer Operating LP 4.25%, 03/15/2023	500	522,115
4.65%, 06/01/2021	10	10,129
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023	750	793,290
Exxon Mobil Corp. 1.571%, 04/15/2023	1,655	1,701,505
Husky Energy, Inc. 4.00%, 04/15/2024	1,200	1,243,884
Marathon Petroleum Corp. 4.50%, 05/01/2023	1,200	1,290,780
MPLX LP 1.342% (LIBOR 3 Month + 1.10%), 09/09/2022(b)	1,250	1,249,963
Schlumberger Finance Canada Ltd. 2.20%, 11/20/2020(a)	1,000	1,000,770

		10,315,396

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Services – 3.4%
Amazon.com, Inc. 2.40%, 02/22/2023	$875	$914,603
2.50%, 11/29/2022	1,305	1,356,548
Booking Holdings, Inc. 2.75%, 03/15/2023	1,685	1,763,352
eBay, Inc. 2.60%, 07/15/2022	485	500,287
3.80%, 03/09/2022	1,000	1,041,500
Mastercard, Inc. 2.00%, 11/21/2021	1,590	1,617,634
Moody’s Corp. 2.625%, 01/15/2023	750	783,660
4.50%, 09/01/2022	1,300	1,383,759

		9,361,343

Technology – 9.7%
Alphabet, Inc. 3.375%, 02/25/2024	1,500	1,644,165
Analog Devices, Inc. 2.50%, 12/05/2021	1,000	1,019,920
Apple, Inc. 2.40%, 05/03/2023	1,250	1,312,813
3.00%, 02/09/2024	800	859,016
Autodesk, Inc. 4.375%, 06/15/2025	800	911,008
Baidu, Inc. 2.875%, 07/06/2022	375	386,133
Cisco Systems, Inc. 1.85%, 09/20/2021	1,650	1,671,087
Fidelity National Information Services, Inc. 3.50%, 04/15/2023	850	904,375
Fiserv, Inc. 2.75%, 07/01/2024	1,000	1,067,360
Hewlett Packard Enterprise Co. 1.45%, 04/01/2024	1,715	1,747,345
Honeywell International, Inc. 0.498% (LIBOR 3 Month + 0.23%), 08/19/2022(b)	585	585,339
2.15%, 08/08/2022	1,300	1,339,234
IBM Credit LLC 3.60%, 11/30/2021	255	263,948
Intel Corp. 3.70%, 07/29/2025	1,025	1,158,004
International Business Machines Corp. 2.85%, 05/13/2022	1,500	1,557,015
3.625%, 02/12/2024	1,000	1,094,410

16 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

KLA Corp. 4.65%, 11/01/2024	$1,250	$1,423,437
Microsoft Corp. 2.375%, 02/12/2022	1,300	1,332,695
Oracle Corp. 1.90%, 09/15/2021	1,175	1,189,676
3.625%, 07/15/2023	500	542,705
QUALCOMM, Inc. 1.30%, 05/20/2028(a)	1,094	1,082,830
salesforce.com, Inc. 3.25%, 04/11/2023	2,100	2,242,443
Texas Instruments, Inc. 2.625%, 05/15/2024	1,325	1,416,080

		26,751,038

Transportation - Airlines – 0.4%
Southwest Airlines Co. 4.75%, 05/04/2023	1,000	1,071,720

Transportation - Services – 0.1%
Aviation Capital Group LLC 2.875%, 01/20/2022(a)	17	16,973
3.875%, 05/01/2023(a)	79	79,011
4.875%, 10/01/2025(a)	69	68,108

		164,092

		131,895,677

Financial Institutions – 16.7%
Banking – 12.9%
Banco Santander SA 2.706%, 06/27/2024	1,000	1,057,790
Bank of America Corp. 0.875% (LIBOR 3 Month + 0.65%), 06/25/2022(b)	535	536,808
2.881%, 04/24/2023	1,175	1,213,810
3.458%, 03/15/2025	500	540,990
Bank of New York Mellon Corp. (The) 2.661%, 05/16/2023	1,000	1,033,800
Capital One Bank USA NA 2.014%, 01/27/2023	1,600	1,625,632
Citigroup, Inc. 1.678%, 05/15/2024	1,000	1,024,190
2.876%, 07/24/2023	1,300	1,349,179
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/2021	48	48,931
2.905%, 07/24/2023	1,000	1,038,510
2.908%, 06/05/2023	1,300	1,346,943

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 1.514%, 06/01/2024	$1,800	$1,839,312
2.776%, 04/25/2023	1,320	1,365,316
3.797%, 07/23/2024	725	786,016
Lloyds Banking Group PLC 1.326%, 06/15/2023	1,350	1,360,638
Mitsubishi UFJ Financial Group, Inc. 1.412%, 07/17/2025	1,300	1,320,449
Mizuho Financial Group, Inc. 1.241%, 07/10/2024	2,000	2,019,600
Morgan Stanley 2.625%, 11/17/2021	1,435	1,469,053
Nationwide Building Society 4.363%, 08/01/2024(a)	200	217,004
PNC Bank NA 2.028%, 12/09/2022	1,475	1,500,060
Royal Bank of Canada Series G 1.95%, 01/17/2023	1,500	1,549,680
Royal Bank of Scotland Group PLC 4.269%, 03/22/2025	1,000	1,091,250
State Street Corp. 2.825%, 03/30/2023	1,000	1,032,198
3.776%, 12/03/2024	1,000	1,096,490
Sumitomo Mitsui Financial Group, Inc. 2.784%, 07/12/2022	2,000	2,076,360
Synchrony Bank 3.65%, 05/24/2021	775	785,555
Toronto-Dominion Bank (The) 2.65%, 06/12/2024	1,000	1,067,300
US Bancorp 2.40%, 07/30/2024	1,275	1,353,463
Wells Fargo Bank NA 2.082%, 09/09/2022	1,050	1,064,448
Zions Bancorp NA 3.50%, 08/27/2021	1,555	1,589,101

		35,399,876

Finance – 0.9%
AIG Global Funding 2.30%, 07/01/2022(a)	500	515,765
3.35%, 06/25/2021(a)	600	611,838
Air Lease Corp. 2.50%, 03/01/2021	1,015	1,020,572
3.875%, 07/03/2023	300	313,242

		2,461,417

18 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.5%
Enterprise Community Loan Fund, Inc. Series 2018 3.685%, 11/01/2023	$1,180	$1,229,808

REITS – 2.4%
American Tower Corp. 2.25%, 01/15/2022	675	689,526
3.00%, 06/15/2023	575	609,494
3.50%, 01/31/2023	600	637,350
Healthpeak Properties, Inc. 3.40%, 02/01/2025	1,000	1,091,160
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023	1,275	1,318,325
Simon Property Group LP 3.75%, 02/01/2024	1,500	1,614,840
Ventas Realty LP 3.10%, 01/15/2023	119	124,275
3.50%, 04/15/2024	500	539,265

		6,624,235

		45,715,336

Utility – 5.2%
Electric – 4.8%
CMS Energy Corp. 5.05%, 03/15/2022	850	890,723
Dominion Energy, Inc. 2.715%, 08/15/2021	1,500	1,524,525
DTE Energy Co. Series B 3.30%, 06/15/2022	565	586,978
Duke Energy Progress LLC Series A 0.433% (LIBOR 3 Month + 0.18%), 02/18/2022(b)	1,000	999,800
Eversource Energy 2.50%, 03/15/2021	1,920	1,931,578
Exelon Corp. 2.45%, 04/15/2021	548	551,946
National Rural Utilities Cooperative Finance Corp. 2.90%, 03/15/2021	995	1,004,731
3.05%, 02/15/2022	300	308,283
NextEra Energy Capital Holdings, Inc. 2.80%, 01/15/2023	600	628,458
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	845	881,563

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sempra Energy 3.55%, 06/15/2024	$1,000	$1,085,980
Southern California Edison Co. Series C 3.50%, 10/01/2023	1,775	1,909,421
Southern Co. (The) 2.35%, 07/01/2021	875	885,194

		13,189,180

Other Utility – 0.4%
American Water Capital Corp. 3.40%, 03/01/2025	1,135	1,247,649

		14,436,829

Total Corporates – Investment Grade (cost $189,791,910)		192,047,842

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 10.6%
United States – 10.6%
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	755	750,553
1.95%, 06/01/2026	400	409,508
Central Texas Turnpike System Series 2020B 1.98%, 08/15/2042	1,000	1,008,870
Chicago Housing Authority Series 2018B 3.324%, 01/01/2022	1,000	1,025,020
Chicago O’Hare International Airport Series 2020D 1.168%, 01/01/2024	2,000	1,995,800
City & County of Denver CO Airport System Revenue Series 2020C 1.115%, 11/15/2024	750	748,823
City of Houston TX Airport System Revenue Series 2020C 1.272%, 07/01/2024	1,000	1,001,410
City of Jacksonville Series 2020C 0.594%, 10/01/2023	1,500	1,495,005
City of San Francisco CA Public Utilities Commission Water Revenue Series 2020A 1.864%, 11/01/2021	500	507,690

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority Series 2019B 2.185%, 11/01/2021	$800	$807,256
2.237%, 11/01/2022	100	101,707
2.396%, 11/01/2023	1,050	1,074,812
County of Riverside CA 2.363%, 02/15/2023	200	206,978
Florida Development Finance Corp. 0.55%, 01/01/2049	1,740	1,739,669
Inland Empire Tobacco Securitization Corp. 3.678%, 06/01/2038	1,000	1,053,840
Massachusetts Development Finance Agency 1.494%, 10/01/2023	385	389,558
New York State Dormitory Authority Series 2020F 2.027%, 02/15/2023	250	255,055
Ohio Turnpike & Infrastructure Commission 1.746%, 02/15/2023	700	709,569
Pennsylvania Turnpike Commission Series 2019E 2.556%, 12/01/2025	760	787,831
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023	2,375	2,401,932
Port of Portland OR Airport Revenue Series 2020T 0.80%, 07/01/2022	600	599,826
1.00%, 07/01/2023	1,200	1,198,572
Reedy Creek Improvement District Series 2020A 1.549%, 06/01/2023	700	715,680
State Board of Administration Finance Corp. Series 2020A 1.258%, 07/01/2025	1,010	1,020,544
State of Hawaii Series 2020F 0.893%, 08/01/2026	1,000	987,560
State of Hawaii Airports System Revenue Series 2020E 1.392%, 07/01/2025	1,000	1,001,530
State of Nevada Department of Business & Industry 0.50%, 01/01/2050(a)	1,000	999,470
State of Wisconsin Series 2020A 1.67%, 05/01/2021	1,000	1,005,950

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Finance Authority/WV 3.00%, 06/01/2035	$2,050	$2,048,381
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) 2.40%, 10/01/2049	910	896,441

Total Local Governments – US Municipal Bonds (cost $28,773,830)		28,944,840

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.7%
Risk Share Floating Rate – 1.6%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 1.749% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(b)	383	375,087
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.149% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	116	116,886
Series 2015-DNA1, Class M3 3.449% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	233	240,369
Series 2015-HQA1, Class M3 4.849% (LIBOR 1 Month + 4.70%), 03/25/2028(b)	221	229,451
Series 2016-DNA1, Class M3 5.698% (LIBOR 1 Month + 5.55%), 07/25/2028(b)	320	336,775
Series 2016-DNA4, Class M3 3.949% (LIBOR 1 Month + 3.80%), 03/25/2029(b)	240	248,789
Series 2016-HQA4, Class M3 4.049% (LIBOR 1 Month + 3.90%), 04/25/2029(b)	249	257,140
Series 2017-DNA3, Class M2 2.649% (LIBOR 1 Month + 2.50%), 03/25/2030(b)	250	252,656
Series 2019-DNA3, Class M2 2.199% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	54	53,266
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.549% (LIBOR 1 Month + 4.40%), 01/25/2024(b)	291	275,874

22 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014-C03, Class 2M2 3.049% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	$189	$188,635
Series 2015-C01, Class 2M2 4.699% (LIBOR 1 Month + 4.55%), 02/25/2025(b)	22	22,451
Series 2016-C01, Class 1M2 6.899% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	387	411,882
Series 2016-C02, Class 1M2 6.149% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	412	433,373
Series 2016-C03, Class 1M2 5.449% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	194	204,505
Series 2016-C06, Class 1M2 4.399% (LIBOR 1 Month + 4.25%), 04/25/2029(b)	159	164,226
Series 2016-C07, Class 2M2 4.499% (LIBOR 1 Month + 4.35%), 05/25/2029(b)	140	145,840
Series 2017-C02, Class 2M2 3.799% (LIBOR 1 Month + 3.65%), 09/25/2029(b)	304	306,460
Series 2017-C06, Class 2M2 2.949% (LIBOR 1 Month + 2.80%), 02/25/2030(b)	156	155,604

		4,419,269

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 01/15/2027	194	197,618
Series 4459, Class CA 5.00%, 12/15/2034	41	45,176

		242,794

Total Collateralized Mortgage Obligations (cost $4,646,908)		4,662,063

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.5%
Non-Agency Floating Rate CMBS – 1.1%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.148% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(b)	1,000	944,983

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

DBWF Mortgage Trust Series 2018-GLKS, Class A 1.177% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(b)	$1,000	$972,506
Invitation Homes Trust Series 2018-SFR4, Class A 1.247% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(b)	328	328,210
Starwood Retail Property Trust Series 2014-STAR, Class A 1.618% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(b)	975	721,757

		2,967,456

Non-Agency Fixed Rate CMBS – 0.4%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 04/10/2048	7	7,632
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 04/10/2031(a)	277	278,450
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class AS 3.353%, 12/15/2047(a)	750	766,569
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	89	90,805

		1,143,456

Agency CMBS – 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K021, Class A1 1.603%, 01/25/2022	35	35,443
Series K025, Class A1 1.875%, 04/25/2022	41	41,325

		76,768

Total Commercial Mortgage-Backed Securities (cost $4,475,933)		4,187,680

ASSET-BACKED SECURITIES – 1.3%
Credit Cards - Fixed Rate – 0.6%
Chase Issuance Trust Series 2014-A2, Class A2 2.77%, 03/15/2023	105	105,998

24 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2018-B, Class A 3.46%, 07/15/2025	$1,350	$1,384,014

		1,490,012

Autos - Fixed Rate – 0.4%
CarMax Auto Owner Trust Series 2017-4, Class A3 2.11%, 10/17/2022	425	427,265
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class A3 1.97%, 05/16/2022(a)	239	239,231
Honda Auto Receivables Owner Trust Series 2017-3, Class A4 1.98%, 11/20/2023	400	401,911

		1,068,407

Other ABS - Fixed Rate – 0.3%
SoFi Consumer Loan Program LLC
Series 2017-2, Class A 3.28%, 02/25/2026(a)	19	19,433
Series 2017-5, Class A2 2.78%, 09/25/2026(a)	315	317,311
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)	435	439,113
Verizon Owner Trust Series 2017-3A, Class A1A 2.06%, 04/20/2022(a)	67	66,570

		842,427

Total Asset-Backed Securities (cost $3,354,947)		3,400,846

CORPORATES – NON-INVESTMENT GRADE – 0.5%
Industrial – 0.5%
Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. LLC 3.336%, 03/18/2021	325	324,724

Energy – 0.4%
Western Midstream Operating LP 4.00%, 07/01/2022	945	945,945

Total Corporates – Non-Investment Grade (cost $1,280,833)		1,270,669

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 13.2%
Investment Companies – 12.9%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.03%(c)(d)(e) (cost $35,468,430)	35,468,430	$35,468,430

	Principal Amount (000)
Short-Term Municipal Notes – 0.3%
New York – 0.3%
County of Erie
3.00%, 06/24/2021	$310	315,041
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2020B
5.00%, 03/31/2021	520	530,275

Total Short-Term Municipal Notes (cost $844,413)		845,316

Total Short-Term Investments (cost $36,312,843)		36,313,746

Total Investments – 98.8% (cost $268,637,204)		270,827,686
Other assets less liabilities – 1.2%		3,387,728

Net Assets – 100.0%		$274,215,414

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 35, 5 Year Index, 12/20/2025*	(1.00)%	Quarterly	0.66%	USD 38,250	$(701,995)	$(825,949)	$123,954

*	Termination date

26 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	4,820	08/19/2025	0.34%	3 Month LIBOR	Semi-Annual/ Quarterly	$21,127	$—	$21,127
USD	5,700	09/23/2025	0.34%	3 Month LIBOR	Semi-Annual/ Quarterly	27,364	—	27,364
USD	13,140	03/16/2026	0.46%	3 Month LIBOR	Semi-Annual/ Quarterly	20,282	—	20,282

						$68,773	$—	$68,773

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)%	Monthly	9.62%	USD	105	$27,157	$3,528	$23,629
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB-. Series 9, 09/17/2058*	(3.00)	Monthly	9.62	USD	1,560	403,598	136,628	266,970

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.67	USD	2,500	(311,888)	23,315	(335,203)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	180	(58,218)	(17,342)	(40,876)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	59	(19,088)	(7,927)	(11,161)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	32	(10,353)	(3,131)	(7,222)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	224	(72,449)	(22,146)	(50,303)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	18	(5,823)	(1,777)	(4,046)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	335	(108,378)	(32,269)	(76,109)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	291	(94,144)	(27,208)	(66,936)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,066	(344,868)	(159,021)	(185,847)

						$(594,454)	$(107,350)	$(487,104)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

*	Termination date

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $18,770,687 or 6.8% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2020.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $233,168,774)	$235,359,256
Affiliated issuers (cost $35,468,430)	35,468,430
Cash	3,127
Cash collateral due from broker	1,570,639
Interest receivable	1,547,493
Receivable for investment securities sold	707,908
Receivable for shares of beneficial interest sold	508,282
Market value on credit default swaps (net premiums paid $163,471)	430,755
Receivable for variation margin on centrally cleared swaps	24,201
Receivable due from Adviser	5,361
Affiliated dividends receivable	932

Total assets	275,626,384

Liabilities
Market value on credit default swaps (net premiums received $270,821)	1,025,209
Dividends payable	321,025
Payable for shares of beneficial interest redeemed	64,736

Total liabilities	1,410,970

Net Assets	$274,215,414

Composition of Net Assets
Shares of beneficial interest, at par	$274
Additional paid-in capital	272,021,860
Distributable earnings	2,193,280

$274,215,414

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 27,360,511 common shares outstanding)	$10.02

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2020 (unaudited)

Investment Income
Interest	$1,942,137
Dividends—Affiliated issuers	8,019
Other income(a)	9,659

Total investment income		$1,959,815

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		923,761
Swaps		(270,568)
Net change in unrealized appreciation/depreciation of:
Investments		1,884,465
Swaps		332,161

Net gain on investment transactions		2,869,819

Net Increase in Net Assets from Operations		$4,829,634

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,959,815	$5,269,562
Net realized gain on investment transactions	653,193	1,362,084
Net change in unrealized appreciation/depreciation of investments	2,216,626	(912,238)

Net increase in net assets from operations	4,829,634	5,719,408
Distribution to Shareholders	(2,000,984)	(5,605,173)
Transactions in Shares of Beneficial Interest
Net increase	92,878,825	24,093,885

Total increase	95,707,475	24,208,120
Net Assets
Beginning of period	178,507,939	154,299,819

End of period	$274,215,414	$178,507,939

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential

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NOTES TO FINANCIAL STATEMENTS (continued)

mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$192,047,842		$	– 0	–	$192,047,842
Local Governments—US Municipal Bonds		– 0	–	28,944,840			– 0	–	28,944,840
Collateralized Mortgage Obligations		– 0	–	4,662,063			– 0	–	4,662,063
Commercial Mortgage-Backed Securities		– 0	–	4,187,680			– 0	–	4,187,680
Asset-Backed Securities		– 0	–	3,400,846			– 0	–	3,400,846
Corporates—Non-Investment Grade		– 0	–	1,270,669			– 0	–	1,270,669
Short-Term Investments:
Investment Companies		35,468,430		– 0	–		– 0	–	35,468,430
Short-Term Municipal Notes		– 0	–	845,316			– 0	–	845,316

Total Investments in Securities		35,468,430		235,359,256			– 0	–	270,827,686
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	68,773			– 0	–	68,773	(b)
Credit Default Swaps		– 0	–	430,755			– 0	–	430,755
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(701,995)			– 0	–	(701,995	)(b)
Credit Default Swaps		– 0	–	(1,025,209)			– 0	–	(1,025,209)

Total		$35,468,430		$234,131,580		$	– 0	–	$269,600,010

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating

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NOTES TO FINANCIAL STATEMENTS (continued)

expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2020, such reimbursement amounted to $9,659.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2020 is as follows:

Fund	Market Value 4/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$656	$140,099	$105,287	$35,468	$8

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2020 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$126,389,771	$65,160,441
U.S. government securities	19,666,843	18,486,498

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$3,354,319
Gross unrealized depreciation	(1,458,214)

Net unrealized appreciation	$1,896,105

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment

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NOTES TO FINANCIAL STATEMENTS (continued)

to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust

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NOTES TO FINANCIAL STATEMENTS (continued)

risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2020, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount

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NOTES TO FINANCIAL STATEMENTS (continued)

in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted

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and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$123,954	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	68,773	*

Credit contracts	Market value on credit default swaps	430,755		Market value on credit default swaps	$1,025,209

Total		$623,482			$1,025,209

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(66,179)	$108,254

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(204,389)	223,907

Total		$(270,568)	$332,161

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2020:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$35,168,571
Credit Default Swaps:
Average notional amount of buy contracts	$1,665,000
Average notional amount of sale contracts	$4,705,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$34,500,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$27,157	$(27,157)	$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Securities, LLC	403,598	(344,868)		– 0	–		– 0	–		58,730

Total	$430,755	$(372,025)	$	– 0	–	$	– 0	–		$58,730	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$399,547	$(27,157)		$(358,000)		$	– 0	–	$14,390
Credit Suisse International	186,650	– 0	–	– 0	–		– 0	–	186,650
Goldman Sachs International	94,144	– 0	–	– 0	–		– 0	–	94,144
JPMorgan Securities, LLC	344,868	(344,868)		– 0	–		– 0	–	– 0	–

Total	$1,025,209	$(372,025)		$(358,000)		$	– 0	–	$295,184	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30, 2020	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30, 2020

Shares sold	11,007,847	27,279,165	$109,755,113	$270,823,547

Shares redeemed	(1,690,938)	(24,944,045)	(16,876,288)	(246,729,662)

Net increase	9,316,909	2,335,120	$92,878,825	$24,093,885

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline,

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NOTES TO FINANCIAL STATEMENTS (continued)

sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates could magnify the risks associated with changes in interest rates. During periods of very low or negative interest rates, the Fund’s returns may be adversely affected

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local

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NOTES TO FINANCIAL STATEMENTS (continued)

business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or

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NOTES TO FINANCIAL STATEMENTS (continued)

changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the six months ended October 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2021 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2020 and April 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,605,173	$3,965,321

Total distributions paid	$5,605,173	$3,965,321

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(231,628	)(a)
Other losses	(225,401	)(b)
Unrealized appreciation/(depreciation)	248,787	(c)

Total accumulated earnings/(deficit)	$(208,242	)(d)

(a)

As of April 30, 2020, the Fund had a net capital loss carryforward of $231,628. During the fiscal year, the Fund utilized $920,684 of capital loss carry forwards to offset current year net realized gains.

(b)	As of April 30, 2020 the Fund had a qualified late-year ordinary loss deferral of $225,401.

(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the the tax treatment of swaps.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward realized capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30,2020, the Fund had a net short-term capital loss carryforward of $231,628, which may be carried forward for an indefinite period.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30,
		2020		2019	2018	2017	2016

Net asset value, beginning of period	$ 9.89	$ 9.82		$ 9.70	$ 9.84	$ 9.91	$ 9.97

Income From Investment Operations

Net investment income(a)	.08	.24		.25	.20	.17	.14

Net realized and unrealized gain (loss) on investment transactions	.14	.09		.13	(.14)	(.01)	(.02 )†

Net increase in net asset value from operations	.22	.33		.38	.06	.16	.12

Less: Dividends

Dividends from net investment income	(.09)	(.26)		(.26)	(.20)	(.23)	(.18)

Net asset value, end of period	$ 10.02	$ 9.89		$ 9.82	$ 9.70	$ 9.84	$ 9.91

Total Return

Total investment return based on net asset value(b)	2.19%	3.43%		4.00%	.65%	1.48%	1.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$274,215	$178,508		$154,300	$129,628	$74,327	$307,233

Ratio to average net assets of:

Expenses	0%	.01	%(c)	0%	0%	0%	0%

Net investment income	1.63%^	2.47%		2.62%	2.05%	1.67%	1.44%

Portfolio turnover rate	39%	124%		45%	81%	85%	109%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratio, excluding bank overdraft expense is .00%.

†

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Shawn E. Keegan(2), Vice President Douglas J. Peebles(2),* Senior Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DiMaggio, Keegan and Peebles are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees payable by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of

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the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 57

substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

58 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 59

NOTES

60 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0152-1020

OCT    10.31.20

SEMI-ANNUAL REPORT

AB TAX-AWARE REAL RETURN INCOME SHARES

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Aware Real Return Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 17, 2020

This report provides management’s discussion of fund performance for AB Tax-Aware Real Return Income Shares for the semi-annual reporting period ended October 31, 2020. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund commenced investment operations on May 2, 2011 and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014 and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 13, 2019. The performance information shown is only for the current activation period. Because the Fund has had periods in which it was not conducting investment operations, its performance is not comparable to the performance of other mutual funds.

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation.

NAV RETURNS AS OF OCTOBER 31, 2020 (unaudited)

	6 Months	Since Inception[1]

AB TAX-AWARE REAL RETURN INCOME SHARES	15.69%	3.62%

Bloomberg Barclays 1-10 Year TIPS Index	3.81%	7.22%

1	Current activation date: 11/12/2019.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index, for the six-month period and period since the Fund’s inception on November 12, 2019, through October 31, 2020.

The Fund outperformed the benchmark for the six-month period but underperformed since inception. The Fund invests primarily in municipal bonds and uses tax-efficient hedges for inflation protection. Over both periods, the Fund’s lower-than-benchmark interest-rate risk detracted, relative to the benchmark, as rates fell. An overweight to tax-exempt bonds versus taxable bonds added to performance over both periods. An overweight to municipal credit detracted since inception but contributed for the six-month period. The use of consumer price index (“CPI”) swaps, a more tax-efficient way of achieving inflation protection, detracted from returns over both periods. Being overweight inflation risk was neutral for returns since inception and added over the six-month period.

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The Fund utilized derivatives for hedging purposes in the form of interest rate swaps, which had no material impact on performance for the six-month period but added to absolute performance for the since-inception period; CPI swaps added for the six-month period but detracted for the since-inception period; total return swaps had no material impact on performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite record volatility across most financial markets as the COVID-19 pandemic developed last spring, municipal performance was positive over both the six-month and since-inception periods ended October 31, 2020. Following the onset of the virus, the US economy quickly contracted; however, according to the Federal Reserve Bank of New York, the US economy stopped contracting in early May, and began a steady recovery through the rest of the summer. With respect to monetary policy, the US Federal Reserve (“the Fed”) Board of Governors stated that short-term interest rates were likely to be held at current low levels for the next few years. Consistent with the improving economy and steady monetary policy, municipals have continued to perform well following the sharp sell-off in March.

While outflows from open-end municipal bond funds and a general lack of liquidity across most markets sparked the sell-off in March, these themes have since largely abated, as investors have taken comfort in the significant federal support provided to state and local governments. On the monetary side, the Fed established the Municipal Liquidity Facility, which can purchase as much as $500 billion in short-term notes directly from municipalities, helping alleviate near-term liquidity concerns for eligible municipalities. The fiscal side brought issuers additional support in the form of the CARES Act, which included $150 billion to state and local governments, $120 billion to hospitals, $31 billion for education, $25 billion for transportation and $10 billion to airports.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors who are subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments. Municipal securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

(continued on next page)

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 3

The Fund may invest in fixed-income securities with any maturity or duration. The Fund may also invest without limit in fixed-income securities that are rated below investment grade (commonly known as “junk bonds”).

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. The Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in: forward commitments; zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities; and certain types of mortgage-related securities.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of US Treasury inflation-indexed securities with maturities between one and ten years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates could magnify the risks associated with changes in interest rates. During periods of very low or negative interest rates, the Fund’s returns may be adversely affected.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2020 (unaudited)

NAV Returns

Since Inception[1]	3.62%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

NAV Returns

Since Inception[1]	3.52%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.01% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Current activation date: 11/12/2019.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,156.90	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 9

PORTFOLIO SUMMARY

October 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $20.4

1

All data are as of October 31, 2020. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2020 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 79.8%
Long-Term Municipal Bonds – 79.8%
Alabama – 3.3%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	$580	$662,975

Alaska – 2.5%
Alaska Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation Obligated Group) 4.00%, 04/01/2033	445	510,597

Arizona – 1.6%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2019B 5.00%, 07/01/2033	275	334,043

Colorado – 3.3%
Weld County School District No. RE-2 Eaton 5.00%, 12/01/2026-12/01/2027	530	679,491

Connecticut – 10.2%
City of New Haven Series 2017A 5.25%, 08/01/2026	70	81,649
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020A 5.00%, 07/01/2034	515	644,219
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2019U 2.00%, 07/01/2033	1,055	1,076,807
State of Connecticut Series 2020A 5.00%, 01/15/2031	215	280,755

		2,083,430

Delaware – 4.3%
State of Delaware 3.00%, 03/01/2028	850	880,736

District of Columbia – 3.1%
District of Columbia (District of Columbia Fed Hwy Grant) 5.00%, 12/01/2031	490	640,817

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 2.0%
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020A 5.00%, 10/01/2033	$250	$279,835
Greater Orlando Aviation Authority Series 2019A 5.00%, 10/01/2027	95	117,804

		397,639

Illinois – 6.2%
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2032	100	111,947
Sales Tax Securitization Corp. Series 2020A 5.00%, 01/01/2026	270	315,965
State of Illinois Series 2017D 5.00%, 11/01/2027	175	189,808
Series 2018A 5.00%, 10/01/2025	295	321,827
Series 2019A 5.00%, 11/01/2025	290	316,431

		1,255,978

Kentucky – 7.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2027	100	116,347
Kentucky Public Energy Authority (Morgan Stanley) Series 2019C 4.00%, 02/01/2050	570	665,179
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2020A 4.00%, 10/01/2040	575	647,082

		1,428,608

Louisiana – 0.5%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	100	109,062

Michigan – 1.5%
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 4.50%, 10/01/2029	100	104,319

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan State University Series 2019C 5.00%, 08/15/2032	$160	$206,160

		310,479

Missouri – 1.2%
Missouri Highway & Transportation Commission Series 2019B 5.00%, 11/01/2021	225	235,631

New Jersey – 1.9%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2031	330	387,239

New York – 6.6%
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/2030	260	266,737
Series 2012F 5.00%, 11/15/2030	265	271,866
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2019B 5.00%, 11/01/2035	200	252,612
New York Liberty Development Corp. (One Bryant Park LLC) 2.80%, 09/15/2069	210	200,304
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013E 5.00%, 03/15/2021	355	361,120

		1,352,639

North Carolina – 2.0%
Raleigh Durham Airport Authority Series 2020A 5.00%, 05/01/2027	340	416,605

Ohio – 6.3%
Buckeye Tobacco Settlement Financing Authority Series 2020A 5.00%, 06/01/2033-06/01/2035	495	637,688
State of Ohio (State of Ohio Department of Transportation) Series 20192 5.00%, 12/15/2024	545	646,888

		1,284,576

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other – 0.5%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	$100	$108,406

Pennsylvania – 8.5%
City of Philadelphia PA Series 2019B 5.00%, 02/01/2030	155	199,997
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2025	120	143,497
Lower Merion School District Series 2019B 5.00%, 04/01/2023	710	790,457
Pennsylvania Turnpike Commission 5.00%, 12/01/2021	575	603,991

		1,737,942

Texas – 1.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	100	102,265
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	100	98,524

		200,789

Virginia – 1.2%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2019 5.00%, 02/01/2026	190	235,108

Washington – 0.9%
City of Seattle WA Municipal Light & Power Revenue 5.00%, 09/01/2023	165	186,952

West Virginia – 3.2%
State of West Virginia Series 2019A 5.00%, 06/01/2027	515	659,689

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 1.0%
UMA Education, Inc. 5.00%, 10/01/2034(a)	$50	$53,022
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2030(a)	140	152,989

		206,011

Total Municipal Obligations (cost $16,170,768)		16,305,442

	Shares
SHORT-TERM INVESTMENTS – 11.1%
Investment Companies – 11.1%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.03%(b)(c)(d) (cost $2,275,789)	2,275,789	2,275,789

Total Investments – 90.9% (cost $18,446,557)		18,581,231
Other assets less liabilities – 9.1%		1,857,096

Net Assets – 100.0%		$20,438,327

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	4,000	12/24/2021	1.753%	CPI#	Maturity	$(42,818)	$—	$(42,818)
USD	3,000	02/10/2023	1.558%	CPI#	Maturity	(22,169)	—	(22,169)
USD	2,500	12/24/2024	1.846%	CPI#	Maturity	(33,299)	—	(33,299)
USD	2,000	02/10/2027	1.755%	CPI#	Maturity	(4,960)	—	(4,960)
USD	2,600	12/24/2029	1.978%	CPI#	Maturity	(30,241)	—	(30,241)
USD	1,000	02/10/2035	1.914%	CPI#	Maturity	9,713	—	9,713

						$(123,774)	$—	$(123,774)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	5,800	11/25/2021	1.585%	3 Month LIBOR	Semi-Annual/ Quarterly	$(122,238)	$—	$(122,238)
USD	5,300	01/23/2023	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(192,331)	—	(192,331)
USD	14,400	11/29/2024	1.538%	3 Month LIBOR	Semi-Annual/ Quarterly	(777,474)	—	(777,474)
USD	4,700	11/25/2026	1.581%	3 Month LIBOR	Semi-Annual/ Quarterly	(321,804)	—	(321,804)
USD	3,500	01/23/2031	1.890%	3 Month LIBOR	Semi-Annual/ Quarterly	(366,017)	—	(366,017)

						$(1,779,864)	$—	$(1,779,864)

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	3 Month LIBOR Plus 0.25%	Maturity	USD	8,901	12/23/2020	$506,732
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	3 Month LIBOR Plus 0.25%	Maturity	USD	14,572	12/29/2020	835,699
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	3 Month LIBOR Plus 0.25%	Maturity	USD	8,967	01/23/2021	492,493

						$1,834,924

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate market value of these securities amounted to $522,003 or 2.6% of net assets.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2020, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 0.0% and 0.0%, respectively.

Glossary:

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $16,170,768)	$16,305,442
Affiliated issuers (cost $2,275,789)	2,275,789
Cash	2,758
Cash collateral due from broker	1,039,641
Unrealized appreciation on total return swaps	1,834,924
Interest receivable	212,753
Receivable for shares of beneficial interest sold	9,986
Receivable for variation margin on centrally cleared swaps	5,310
Receivable due from Adviser	387
Affiliated dividends receivable	69

Total assets	21,687,059

Liabilities
Cash collateral due to broker	1,220,000
Payable for shares of beneficial interest redeemed	28,732

Total liabilities	1,248,732

Net Assets	$20,438,327

Composition of Net Assets
Shares of beneficial interest, at par	$20
Additional paid-in capital	20,131,360
Distributable earnings	306,947

$20,438,327

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 1,975,152 common shares outstanding)	$10.35

See notes to financial statements.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 17

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2020 (unaudited)

Investment Income
Interest	$154,980
Dividends—Affiliated issuers	412
Other income(a)	556

Total investment income		$155,948

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(31,031)
Swaps		(116,952)
Net change in unrealized appreciation/depreciation of:
Investments		912,128
Swaps		1,882,770

Net gain on investment transactions		2,646,915

Net Increase in Net Assets from Operations		$2,802,863

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2020 (unaudited)	November 12, 2019(a) to April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$155,948	$136,348
Net realized gain (loss) on investment transactions	(147,983)	111,323
Net change in unrealized appreciation/depreciation of investments	2,794,898	(2,728,938)

Net increase (decrease) in net assets from operations	2,802,863	(2,481,267)
Distribution to Shareholders	(7,898)	(7,743)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(1,116,824)	21,249,196

Total increase	1,678,141	18,760,186
Net Assets
Beginning of period	18,760,186	– 0	–

End of period	$20,438,327	$18,760,186

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering five separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares, AB Impact Municipal Income Shares and AB Tax-Aware Real Return Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Tax-Aware Real Return Income Shares (the “Fund”). The Fund commenced investment operations on May 2, 2011 and continued operations through March 20, 2014, the date on which all shares of the Fund were redeemed. Between March 20, 2014 and November 12, 2019, the Fund did not conduct investment operations. The Fund resumed investment operations on November 12, 2019.

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

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NOTES TO FINANCIAL STATEMENTS (continued)

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available,

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NOTES TO FINANCIAL STATEMENTS (continued)

which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$16,305,442		$	– 0	–	$16,305,442
Short-Term Investments		2,275,789		– 0	–		– 0	–	2,275,789

Total Investments in Securities		2,275,789		16,305,442			– 0	–	18,581,231
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	9,713			– 0	–	9,713	(b)
Total Return Swaps		– 0	–	1,834,924			– 0	–	1,834,924
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(133,487)			– 0	–	(133,487	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,779,864)			– 0	–	(1,779,864	)(b)

Total		$2,275,789		$16,236,728		$	– 0	–	$18,512,517

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2020, such reimbursement amounted to $556.

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2020 is as follows:

Fund	Market Value 4/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$789	$5,493	$4,006	$2,276	$0	*

*	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

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NOTES TO FINANCIAL STATEMENTS (continued)

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$643,410		$444,904
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,110,745
Gross unrealized depreciation	(2,044,785)

Net unrealized appreciation	$65,960

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In

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NOTES TO FINANCIAL STATEMENTS (continued)

addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2020, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended October 31, 2020, the Fund held inflation (CPI) swaps for hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended October 31, 2020, the Fund held total return swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended October 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$9,713	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,913,351	*

Equity contracts	Unrealized appreciation on total return swaps	1,834,924

Total		$1,844,637			$1,913,351

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$109,805	$2,594,741

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(226,757)	(711,971)

Total		$(116,952)	$1,882,770

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2020:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$33,700,000
Centrally Cleared Inflation Swaps:
Average notional amount	$15,100,000
Total Return Swaps:
Average notional amount	$30,300,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$1,834,924	$	– 0	–	$(1,220,000)	$(614,924)	$	– 0	–

Total	$1,834,924	$	– 0	–	$(1,220,000)	$(614,924)		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30, 2020	Six Months Ended October 31, 2020 (unaudited)	Year Ended April 30, 2020

Shares sold	157,076	2,550,264	$1,583,168	$25,272,794

Shares redeemed	(277,153)	(455,035)	(2,699,992)	(4,023,598)

Net increase (decrease)	(120,077)	2,095,229	$(1,116,824)	$21,249,196

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a

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NOTES TO FINANCIAL STATEMENTS (continued)

particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates could magnify the risks associated with changes in interest rates. During the periods of very low or negative interest rates, the Fund’s returns may be adversely affected.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any

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NOTES TO FINANCIAL STATEMENTS (continued)

such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk— Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk

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NOTES TO FINANCIAL STATEMENTS (continued)

because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2020.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2021 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the period ended April 30, 2020 was as follows:

	2020
Distributions paid from:
Ordinary income	$	– 0	–

Total taxable distributions		– 0	–
Tax-exempt distributions		7,743

Total distributions paid		$7,743

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$81,682
Undistributed tax-exempt income	84,477
Accumulated capital and other losses	(50,198	)(a)
Unrealized appreciation/(depreciation)	(2,603,734	)(b)

Total accumulated earnings/(deficit)	$(2,487,773	)(c)

(a)	As of April 30, 2020, the Fund had a net capital loss carryforward of $50,198.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward realized capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2020, the Fund had a net short-term capital loss carryforward of $50,198, which may be carried forward for an indefinite period.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2020		November 12, 2019(a) to April 30, 2020

Net asset value, beginning of period	$ 8.95		$ 10.00

Income From Investment Operations

Net investment income(b)	.08		.07

Net realized and unrealized gain (loss) on investment transactions	1.32		(1.11)

Net increase (decrease) in net asset value from operations	1.40		(1.04)

Less: Dividends

Dividends from net investment income	(.00	)(c)	(.01)

Net asset value, end of period	$ 10.35		$ 8.95

Total Return

Total investment return based on net asset value(d)	15.69%		(10.43)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,438		$18,760

Ratio to average net assets of:

Expenses^	.00%		.01	%(e)

Net investment income^	1.56%		1.55%

Portfolio turnover rate	3%		10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios, excluding bank overdraft expense, is .00%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

R.B. (Guy) Davidson III(2)^, Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,
Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

^	Mr. Davidson is expected to retire from the Adviser effective December 30, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Real Return Income Shares (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund to the Adviser, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided to the Fund under the Advisory Agreement. The directors further noted that the Adviser would receive payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services To Be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services To Be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser would be compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. The Adviser

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 41

manages another fund with an investment strategy similar to that proposed for the Fund, and, at the Meeting, the directors reviewed performance information for that fund.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and reviewed information prepared by an analytical service that is not affiliated with the Adviser showing the advisory fees payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. While the Adviser’s fee arrangements with the Sponsors would vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it would provide to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors would pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level would be the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those proposed for the Fund.

Since the Fund would not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio would be zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale.

42 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB TAX-AWARE REAL RETURN INCOME SHARES | 43

NOTES

44 | AB TAX-AWARE REAL RETURN INCOME SHARES	abfunds.com

AB TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TARRIS-0152-1020

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 28, 2020